Exhibit 10.2

EXECUTION VERSION

GUARANTEE AND COLLATERAL AGREEMENT

dated as of

August 20, 2013

among

SPORTSMAN’S WAREHOUSE, INC.,

SPORTSMAN’S WAREHOUSE HOLDINGS, INC.,

the Subsidiaries of the Borrower

from time to time party hereto

and

CREDIT SUISSE AG,

as Collateral Agent

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Schedules

Schedule I	Subsidiary Guarantors
Schedule II	Equity Interests; Pledged Debt Securities
Schedule III	Intellectual Property
Schedule IV	Commercial Tort Claims

Exhibits

Exhibit A	Form of Supplement
Exhibit B	Form of Perfection Certificate
Exhibit C-1	Form of Short Form Trademark Security Agreement
Exhibit C-2	Form of Short Form Patent Security Agreement
Exhibit C-3	Form of Short Form Copyright Security Agreement

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GUARANTEE AND COLLATERAL AGREEMENT dated as of November 13, 2012 (this “Agreement”), among SPORTSMAN’S WAREHOUSE, INC., a Utah corporation (the “Borrower”), SPORTSMAN’S WAREHOUSE HOLDINGS, INC., a Utah corporation (“Holdings”), the Subsidiaries of the Borrower from time to time party hereto and CREDIT SUISSE AG (“Credit Suisse”), as collateral agent (in such capacity, the “Collateral Agent”).

PRELIMINARY STATEMENT

Reference is made to the Credit Agreement dated as of November 13, 2012 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Holdings, the lenders from time to time party thereto (the “Lenders”) and Credit Suisse AG, as administrative agent (in such capacity, the “Administrative Agent”) and Collateral Agent.

The Lenders have agreed to extend credit to the Borrower pursuant to, and upon the terms and conditions specified in, the Credit Agreement. The obligations of the Lenders to extend credit to the Borrower are conditioned upon, among other things, the execution and delivery of this Agreement by the Borrower and each Guarantor (as defined below). Each Guarantor is an affiliate of the Borrower, will derive substantial benefits from the extension of credit to the Borrower pursuant to the Credit Agreement and is willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit.

The Intercreditor Agreement governs the relative rights and priorities of the Secured Parties in respect of the Term Priority Collateral and the ABL Priority Collateral. Accordingly, the parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.01. Credit Agreement. (a) Capitalized terms used in this Agreement and not otherwise defined herein have the meanings set forth in the Credit Agreement. All capitalized terms defined in the New York UCC (as such term is defined herein) and not otherwise defined in this Agreement or in the Credit Agreement have the meanings specified therein. All references to the Uniform Commercial Code shall mean the New York UCC; provided that, if by reason of mandatory provisions of law, any or all of the perfection or priority of the security interest in any collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the state of New York, the term “Uniform Commercial Code” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection of priority and for purposes of definitions related to such provisions.

(b) The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Agreement.

SECTION 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“ABL Agent” shall have the meaning assigned to such term in the Intercreditor Agreement.

“ABL Documents” shall have the meaning assigned to such term in the Intercreditor Agreement.

“ABL Obligations” shall have the meaning assigned to such term in the Intercreditor Agreement.

“ABL Priority Collateral” shall have the meaning assigned to such term in the Intercreditor Agreement.

“ABL Secured Parties” shall have the meaning assigned to such term in the Intercreditor Agreement.

“Accounts Receivable” shall mean all Accounts and all right, title and interest in any returned goods, together with all rights, titles, securities and guarantees with respect thereto, including any rights to stoppage in transit, replevin, reclamation and resales, and all related security interests, liens and pledges, whether voluntary or involuntary, in each case whether now existing or owned or hereafter arising or acquired.

“Administrative Agent” shall have the meaning assigned to such term in the preliminary statement.

“Article 9 Collateral” shall have the meaning assigned to such term in Section 4.01.

“Borrower” shall have the meaning assigned to such term in the preamble.

“Claiming Guarantor” shall have the meaning assigned to such term in Section 6.02.

“Collateral” shall mean the Article 9 Collateral and the Pledged Collateral.

“Collateral Agent” shall have the meaning assigned to such term in the preamble.

“Commodity Account Control Agreement” shall mean a control agreement in a form that is reasonably satisfactory to the Collateral Agent establishing the Collateral Agent’s Control with respect to any Commodity Account.

“Contributing Guarantor” shall have the meaning assigned to such term in Section 6.02.

“Control” shall mean (i) in the case of each Deposit Account, “control,” as such term is defined in Section 9-104 of the UCC, (ii) in the case of any Security Entitlement, “control,” as such term is defined in Section 8-106 of the UCC, (iii) in the case of any Securities Account, “control” as described in Section 9-106 (c) of the UCC and (iv) in the case of any Commodity Contract, “control,” as such term is defined in Section 9-106 of the UCC.

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“Control Agreements” shall mean, collectively, the Deposit Account Control Agreements, the Securities Account Control Agreements and the Commodity Account Control Agreements.

“Copyright License” shall mean any written agreement, now or hereafter in effect, granting any right to any third person under any Copyright now or hereafter owned by any Grantor or that such Grantor otherwise has the right to license, or granting any right to any Grantor under any Copyright now or hereafter owned by any third person, and all rights of such Grantor under any such agreement.

“Copyright Security Agreement” means each Copyright Security Agreement among the Grantors, or any of them, and the Collateral Agent, for the benefit of the Secured Creditors, in substantially the form of Exhibit C-3, pursuant to which the Grantors have granted to the Security Agent, for the benefit of the Secured Parties, a security interest in all their respective Copyrights.

“Copyrights” shall mean all of the following: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office (or any successor office or any similar office in any other country).

“Deposit Account Control Agreement” shall mean a control agreement in a form that is reasonably satisfactory to the Collateral Agent establishing the Collateral Agent’s Control with respect to any Deposit Account.

“Discharge of the Obligations” occurs when the Commitments have terminated or expired and all Obligations (other than indemnification Obligations for which no claims have been made) of all Loan Parties have been paid in full.

“Discharge of the ABL Obligations” shall have the meaning assigned to such term in the Intercreditor Agreement.

“Excluded Assets” shall have the meaning assigned to such term in the Credit Agreement.

“Federal Securities Laws” shall have the meaning assigned to such term in Section 5.04.

“General Intangibles” shall mean all General Intangibles (as defined in the New York UCC), including choses in action and causes of action and all other intangible personal property of any Grantor of every kind and nature (other than Accounts) now owned or hereafter acquired by any Grantor, including all rights and interests in partnerships, limited partnerships, limited liability companies and other unincorporated entities, corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Hedging Agreements and other agreements), Intellectual Property, goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security

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interest or other security held by or granted to any Grantor to secure payment by an Account Debtor of any of the Accounts.

“Grantors” shall mean the Borrower and the Guarantors.

“Guarantors” shall mean Holdings and the Subsidiary Guarantors.

“Holdings” shall have the meaning assigned to such term in the preamble.

“Intellectual Property” shall mean all intellectual and similar property of every kind and nature, including inventions, designs, Patents, Copyrights, Trademarks, Licenses, trade secrets, confidential or proprietary technical and business information, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

“Intercreditor Agreement” shall have the meaning assigned to such term in the Credit Agreement.

“License” shall mean any Patent License, Trademark License, Copyright License or other license or sublicense agreement relating to Intellectual Property to which any Grantor is a party, including those listed on Schedule III.

“New York UCC” shall mean the Uniform Commercial Code as from time to time in effect in the State of New York.

“Notice of Assignment” shall mean a notice of assignment delivered pursuant to the provisions of the Assignment of Claims Act of 1940, 31 U.S.C. § 3727(c), as now and hereafter in effect, or any successor statute.

“Obligations” shall have the meaning assigned to such term in the Credit Agreement

“Patent License” shall mean any written agreement, now or hereafter in effect, granting to any third person any right to make, use or sell any invention on which a Patent, now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a Patent, now or hereafter owned by any third person, is in existence, and all rights of any Grantor under any such agreement.

“Patents” shall mean all of the following: (a) all letters patent of the United States or the equivalent thereof in any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or the equivalent thereof in any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office (or any successor or any similar offices in any other country), and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

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“Patent Security Agreement” means each Patent Security Agreement among the Grantors, or any of them, and the Collateral Agent, for the benefit of the Secured Creditors, in substantially the form of Exhibit C-2, pursuant to which the Grantors have granted to the Security Agent, for the benefit of the Secured Parties, a security interest in all their respective Patent.

“Perfection Certificate” shall mean a certificate substantially in the form of Exhibit B, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by a Responsible Officer of each of Holdings and the Borrower.

“Pledged Collateral” shall have the meaning assigned to such term in Section 3.01.

“Pledged Debt Securities” shall have the meaning assigned to such term in Section 3.01.

“Pledged Securities” shall mean any promissory notes, stock certificates or other securities now or hereafter included in the Pledged Collateral, including all certificates, instruments or other documents representing or evidencing any Pledged Collateral.

“Pledged Stock” shall have the meaning assigned to such term in Section 3.01.

“Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Loan Party that has total assets exceeding $10,000,000 at the time the relevant Guarantee or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Secured Parties” shall have the meaning assigned to such term in the Credit Agreement.

“Securities Account Control Agreement” shall mean a control agreement in a form that is reasonably satisfactory to the Collateral Agent establishing the Collateral Agent’s Control with respect to any Securities Account.

“Security Interest” shall have the meaning assigned to such term in Section 4.01(a).

“Subsidiary Guarantor” shall have the meaning assigned to such term in the Credit Agreement.

“Term Priority Collateral” shall have the meaning assigned to such term in the Intercreditor Agreement.

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“Trademark License” shall mean any written agreement, now or hereafter in effect, granting to any third person any right to use any trademark now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, or granting to any Grantor any right to use any trademark now or hereafter owned by any third person, and all rights of any Grantor under any such agreement.

“Trademark Security Agreement” means each Trademark Security Agreement among the Grantors, or any of them, and the Collateral Agent, for the benefit of the Secured Creditors, in substantially the form of Exhibit C-1, pursuant to which the Grantors have granted to the Security Agent, for the benefit of the Secured Parties, a security interest in all their respective Trademarks.

“Trademarks” shall mean all of the following: (a) all trademarks, service marks, trade names, corporate names, company names, business names trade styles, trade dress, logos, certification marks, fictitious business names, internet domain names and all other source or business identifiers and designs and general intangibles of like nature, whether statutory or common law, whether registered or unregistered, whether now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office (or any successor office) or any similar offices in any State of the United States or any other country or any political subdivision thereof, and all extensions or renewals thereof and (b) all goodwill associated therewith or symbolized thereby.

“Unfunded Advances/Participations” shall mean with respect to the Administrative Agent, the aggregate amount, if any (i) made available to the Borrower on the assumption that each Lender has made its portion of the applicable Borrowing available to the Administrative Agent as contemplated by Section 2.02(d) of the Credit Agreement and (ii) with respect to which a corresponding amount shall not in fact have been returned to the Administrative Agent by the Borrower or made available to the Administrative Agent by any such Lender.

ARTICLE II

Guarantee

SECTION 2.01. Guarantee. (a) Each Guarantor unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the punctual payment and performance of the Obligations (whether at the stated maturity, by acceleration, demand or otherwise). Each Guarantor further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Obligation. Each Guarantor waives presentment to, demand of payment from and protest to the Borrower or any other Loan Party of any Obligation, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.

(b) If and to the extent required in order for the Obligations of any Guarantor to be enforceable under applicable federal, state and other laws relating to the insolvency of debtors, the maximum liability of such Guarantor hereunder shall be limited to the greatest amount that can lawfully be guaranteed by such Guarantor under such laws, after giving effect to any rights of

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contribution, reimbursement and subrogation arising under Article VI. Each Guarantor acknowledges and agrees that (i) such Guarantor (as opposed to its creditors, representatives of creditors or bankruptcy trustee, including such Guarantor in its capacity as debtor in possession exercising any powers of a bankruptcy trustee) has no personal right under such laws to reduce, or request any judicial relief that has the effect of reducing, the amount of its liability under this Agreement, (ii) such Guarantor (as opposed to its creditors, representatives of creditors or bankruptcy trustee, including such Guarantor in its capacity as debtor in possession exercising any powers of a bankruptcy trustee) has no personal right to enforce the limitation set forth in this Section 2.01(b) or to reduce, or request judicial relief reducing, the amount of its liability under this Agreement, and (iii) the limitation set forth in this Section 2.01(b) may be enforced only to the extent required under such laws in order for the such Guarantor’s Obligations to be enforceable under such laws and only by or for the benefit of a creditor, representative of creditors or bankruptcy trustee of such Guarantor or other Person entitled, under such laws, to enforce the provisions thereof.

(c) Each Guarantor agrees that the Borrower’s Obligations may at any time and from time to time be incurred or permitted in an amount exceeding the maximum liability of such Guarantor under Section 2.01(b) without impairing the validity or enforceability of the guaranty contained in this Article II and without affecting the claims, interests, rights and remedies of any Secured Party hereunder.

(d) The guaranty contained in this Article II shall remain in full force and effect until Discharge of the Obligations, notwithstanding that from time to time during the term of the Credit Agreement, the Borrower may be free from any Obligations.

SECTION 2.02. Guarantee of Payment. Each Guarantor further agrees that its guarantee hereunder constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Collateral Agent or any other Secured Party to any security held for the payment of the Obligations or to any balance of any Deposit Account or credit on the books of the Collateral Agent or any other Secured Party in favor of the Borrower or any other person.

SECTION 2.03. No Limitations, Etc. (a) Except for termination of a Guarantor’s obligations hereunder as expressly provided in Section 7.15, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, impairment of or failure to perfect, surrender, alteration or compromise, and shall not be subject to any defense (other than a defense of payment or performance) or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by (i) the failure of the Collateral Agent or any other Secured Party to assert any claim or demand or to enforce any right or remedy under the provisions of any Loan Document or otherwise, (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Loan Document or any other agreement, including with respect to any other Guarantor under this Agreement (other than the termination of a Guarantor’s obligations hereunder as expressly provided in Section 7.15), (iii) the release of any security held by the Collateral Agent or any other Secured Party for the Obligations or any of them (other than the termination of a Guarantor’s obligations hereunder as expressly provided in Section 7.15 or a release of any such security pursuant to the Loan Documents), (iv) any default, failure or delay, willful or otherwise, in the performance of the Obligations, or (v) any other act or omission that may or might in any manner or to any extent

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vary the risk of any Guarantor or otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the Discharge of the Obligations). Each Guarantor expressly authorizes the Collateral Agent to take and hold security for the payment and performance of the Obligations, to exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security and, subject to the terms hereof, direct the order and manner of any sale thereof in its sole discretion or to release or substitute any one or more other guarantors or obligors upon or in respect of the Obligations, all without affecting the obligations of any Guarantor hereunder.

(b) To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of the Borrower or any other Loan Party or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower or any other Loan Party, other than the Discharge of the Obligations. The Collateral Agent and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with the Borrower or any other Loan Party or exercise any other right or remedy available to them against the Borrower or any other Loan Party, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent that the Discharge of the Obligations has occurred. To the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other Loan Party, as the case may be, or any security.

SECTION 2.04. Reinstatement. Each Guarantor agrees that its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by the Collateral Agent or any other Secured Party upon the bankruptcy or reorganization of the Borrower, any other Loan Party or otherwise.

SECTION 2.05. Agreement To Pay; Subrogation. In furtherance of the foregoing and not in limitation of any other right that the Collateral Agent or any other Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Borrower or any other Loan Party to pay any Obligation when and as the same shall become due, subject to any applicable grace periods set forth in the Credit Agreement, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Collateral Agent for distribution to the applicable Secured Parties in accordance with Section 5.02 hereof, in cash the amount of such unpaid Obligation. Upon payment by any Guarantor of any sums to the Collateral Agent as provided above, all rights of such Guarantor against the Borrower or any other Guarantor arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Article VI.

SECTION 2.06. Information. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower’s and each other Loan Party’s financial condition and assets and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that neither the Collateral Agent nor any other Secured Party will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.

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ARTICLE III

Pledge of Securities

SECTION 3.01. Pledge. As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor hereby assigns and pledges to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest in, all of such Grantor’s right, title, interest in, powers, privileges and preferences pertaining or incidental thereto, to and under (a)(i) the Equity Interests owned by such Grantor on the date hereof (including all such Equity Interests listed on Schedule II), (ii) any other Equity Interests obtained in the future by such Grantor and (iii) the certificates representing all such Equity Interests (all the foregoing collectively referred to herein as the “Pledged Stock”); provided, however, that the Pledged Stock shall not include more than 65% of the issued and outstanding voting Equity Interests of any Foreign Subsidiary to the extent the pledge of any greater percentage would reasonably be expected to result in adverse tax consequences to the Holdings and its Subsidiaries, taken as a whole, (b)(i) the debt securities held by such Grantor on the date hereof (including all such debt securities listed opposite the name of such Grantor on Schedule II), (ii) any debt securities in the future issued to such Grantor and (iii) the promissory notes and any other instruments evidencing such debt securities (all the foregoing collectively referred to herein as the “Pledged Debt Securities”), (c) all other property that may be delivered to and held by the Collateral Agent pursuant to the terms of this Section 3.01, (d) subject to Section 3.06, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the securities referred to in clauses (a) and (b) above, (e) subject to Section 3.06, all rights and privileges of such Grantor with respect to the securities and other property referred to in clauses (a), (b), (c) and (d) above, and (f) all Proceeds of any of the foregoing (the items referred to in clauses (a) through (f) above being collectively referred to as the “Pledged Collateral”). Notwithstanding anything herein to the contrary, in no event shall the security interest granted hereunder attach to, and the term “Pledged Collateral” shall not include any, Excluded Assets.

SECTION 3.02. Delivery of the Pledged Collateral. (a) Subject to the limitations set forth below, each Grantor agrees promptly to deliver or cause to be delivered to the Collateral Agent any and all certificates, instruments or other documents representing or evidencing Pledged Securities; provided that, notwithstanding anything contained in this Section 3.02 or elsewhere in this Agreement, (a) to the extent that the provisions of this Agreement require the delivery of, or granting of control over, or giving notice with respect to any ABL Priority Collateral to the Collateral Agent, then delivery of such Collateral (or control or notice with respect thereto) shall instead be made to the ABL Agent, to be held in accordance with ABL Documents and the Intercreditor Agreement, and any Grantor’s obligations hereunder with respect to such delivery, control or notice shall be deemed satisfied, and (b) at all times prior to the Discharge of ABL Obligations or any Permitted Refinancing Indebtedness in respect of the ABL Credit Agreement, the Collateral Agent is authorized by the parties hereto to effect transfers of such Collateral at any time in its possession (and any “control” or similar agreements with respect to such Collateral) to the ABL Agent.

(b) Each Grantor agrees promptly to deliver or cause to be delivered to the Collateral Agent any and all Pledged Debt Securities with a face value in excess of (i) individually, $250,000 or (ii) in the aggregate, $500,000.

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(c) Upon delivery to the Collateral Agent, (i) any certificate, instrument or document representing or evidencing Pledged Securities required to be delivered pursuant to paragraphs (a) and (b) of this Section 3.02 shall be accompanied by undated stock powers duly executed in blank or other undated instruments of transfer satisfactory to the Collateral Agent and duly executed in blank and (ii) all other property comprising part of the Pledged Collateral shall be accompanied by proper instruments of assignment satisfactory to the Collateral Agent and duly executed by the applicable Grantor. Each delivery of Pledged Securities shall be accompanied by a schedule describing the applicable securities, which schedule shall be attached hereto as Schedule II and made a part hereof; provided that failure to attach any such schedule hereto shall not affect the validity of the pledge of such Pledged Securities. Each schedule so delivered shall supplement any prior schedules so delivered.

SECTION 3.03. Representations, Warranties and Covenants. The Grantors jointly and severally represent, warrant and covenant to and with the Collateral Agent, for the benefit of the Secured Parties, that:

(a) As of the Closing Date, Schedule II (as the same may be amended from time to time) correctly sets forth the percentage of the issued and outstanding shares of each class of the Equity Interests of the issuer thereof represented by such Pledged Stock and includes all Equity Interests, debt securities and promissory notes required to be pledged hereunder;

(b) the Pledged Stock and Pledged Debt Securities (with respect to any Pledged Stock or Pledged Debt Securities not issued by a Loan Party or a Subsidiary thereof to the best of such Grantor’s knowledge) have been duly and validly authorized and issued by the issuers thereof and (i) in the case of Pledged Stock, are fully paid and nonassessable and (ii) in the case of Pledged Debt Securities, are legal, valid and binding obligations of the issuers thereof, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principals of equity, regardless of whether considered in a proceeding in equity or at law;

(c) except for the security interests granted hereunder (or the Liens permitted under Section 6.02 of the Credit Agreement), each Grantor (i) is and, subject to any transfers made in compliance with the Credit Agreement, will continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule II as owned by such Grantor, (ii) holds the same free and clear of all Liens, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Collateral, other than any of the foregoing made in compliance with the Credit Agreement, and (iv) subject to Section 3.06, will cause any and all Pledged Collateral, whether for value paid by such Grantor or otherwise, to be forthwith deposited with the Collateral Agent and pledged or assigned hereunder;

(d) except for restrictions and limitations imposed by the Loan Documents, securities laws generally or except to the extent permitted under Section 6.06(b) of the Credit Agreement, the Pledged Collateral is and will continue to be freely transferable and assignable, and none of the Pledged Collateral is or will be subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions or any contractual restriction of any nature, that might prohibit, impair, delay or otherwise affect the pledge of such Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Collateral Agent of rights and remedies hereunder;

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(e) each Grantor (i) has the power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated and (ii) will defend its title or interest thereto or therein against any and all Liens (other than any Lien created or permitted by the Loan Documents), however arising, of all persons whomsoever;

(f) no consent or approval of any Governmental Authority, any securities exchange or any other person was or is necessary to the validity of the pledge effected hereby (other than (i) such as have been obtained and are in full force and effect and (ii) filing of Uniform Commercial Code financing statements);

(g) by virtue of the execution and delivery by each Grantor of this Agreement, when any Pledged Securities (accompanied by undated stock powers duly executed in blank or other undated instruments of transfer satisfactory to the Collateral Agent and duly executed in blank) are delivered to the Collateral Agent in accordance with this Agreement and upon completion of the filing of Uniform Commercial Code financing statements in each governmental, municipal or other office specified on Schedule 3.18(a) to the Credit Agreement (or specified by notice from the Borrower to the Administrative Agent after the Closing Date in the case of filings required by Sections 5.06 or 5.12 of the Credit Agreement), the Collateral Agent will obtain a legal, valid and perfected lien upon and security interest in such Pledged Securities as security for the payment and performance of the Obligations and, subject to the Intercreditor Agreement, such lien and security interest will be prior to all other Liens on such Pledged Securities except for unrecorded Liens permitted by the Credit Agreement which have priority over the Liens on such Pledged Securities by operation of law; and

(h) the pledge effected hereby is effective to vest in the Collateral Agent, for the ratable benefit of the Secured Parties, the rights of the Collateral Agent in the Pledged Collateral as set forth herein and, subject to Section 5.15 of the Credit Agreement, all action by any Grantor necessary or desirable to perfect the Lien on the Pledged Collateral has been duly taken.

SECTION 3.04. Certification of Limited Liability Company Interests and Limited Partnership Interests. Each interest in any limited liability company or limited partnership which is a Subsidiary of Holdings (including, without limitation, the Borrower) and pledged hereunder is not a security pursuant to Section 8-103 of the UCC, and the applicable Grantor shall not take any action that causes such interest to be a security under such Section or any other Applicable Law unless, substantially concurrently therewith, such Grantor causes the issuer thereof to issue to it certificates or instruments evidencing such interest and taking all actions required by Section 3.02 with respect to such interests, and the applicable Grantor shall cause the issuer of such interest to elect to treat such interests as a “security” within the meaning of Article 8 of the New York UCC (as well as under the UCC of the state of organization of such Subsidiary and any other applicable jurisdiction) and shall be governed by Article 8 of the New York UCC.

SECTION 3.05. Registration in Nominee Name; Denominations. The Collateral Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in its own name as pledgee, in the name of its nominee (as pledgee or as sub-agent) or in the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Collateral Agent. Upon request, each Grantor will promptly give to the Collateral Agent copies of any material notices or other communications received by it with

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respect to the Pledged Securities in its capacity as the registered owner thereof. In addition, upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall at times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

SECTION 3.06. Voting Rights; Dividends and Interest, Etc. (a) Unless and until an Event of Default shall have occurred and be continuing and the Collateral Agent shall have notified the Grantors of its intent to exercise its rights under this Agreement (which notice shall be deemed to have been given immediately upon the occurrence of an Event of Default under paragraph (g) or (h) of Article VII of the Credit Agreement):

(i) Each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose consistent with the terms of this Agreement, the Credit Agreement and the other Loan Documents.

(ii) The Collateral Agent shall execute and deliver to each Grantor, or cause to be executed and delivered to each Grantor, all such proxies, powers of attorney and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to paragraph (i) above.

(iii) Each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Securities to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents and applicable law; provided, however, that any noncash dividends, interest, principal or other distributions that would constitute Pledged Stock or Pledged Debt Securities, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by any Grantor, shall not be commingled by such Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the ratable benefit of the Secured Parties and shall be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsement or instrument of assignment).

(b) Upon the occurrence and during the continuance of an Event of Default, after the Collateral Agent shall have given the Grantors prior written notice which notice shall be deemed to have been given immediately upon the occurrence of an Event of Default under paragraph (g) or (h) of Article VII of the Credit Agreement) of the suspension of their rights under paragraph (a)(iii) of this Section 3.06, then all rights of any Grantor to dividends, interest, principal or other distributions that such Grantor is authorized to receive pursuant to paragraph (a)(iii) of this Section 3.06 shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions. All dividends, interest, principal or other distributions received by any Grantor contrary to the provisions of this Section 3.06 shall be held in trust for the

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benefit of the Collateral Agent, shall be segregated from other property or funds of such Grantor and shall be forthwith delivered to the Collateral Agent upon demand in the same form as so received (with any necessary endorsement or instrument of assignment). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the Collateral Agent in an account to be established by the Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 5.02. After all Events of Default have been cured or waived and each applicable Grantor has delivered to the Administrative Agent certificates to that effect, the Collateral Agent shall, promptly after all such Events of Default have been cured or waived, repay to each applicable Grantor (without interest) all dividends, interest, principal or other distributions that such Grantor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section 3.06 and that remain in such account.

(c) Upon the occurrence and during the continuance of an Event of Default, after the Collateral Agent shall have notified the Grantors (or shall be deemed to have given notice pursuant to Section 3.06(a)) of its intent to exercise its rights under this Agreement, then all rights of any Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 3.06 shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers, and the obligations of the Collateral Agent under paragraph (a)(ii) of this Section 3.06 shall cease; provided that unless otherwise directed by the Required Lenders, the Collateral Agent shall have the right from time to time following, and during the continuance of an Event of Default, to permit the Grantors to exercise such rights.

(d) Any notice given by the Collateral Agent to the Grantors exercising its rights under paragraph (a) of this Section 3.06 (i) may be given by telephone, if promptly confirmed in writing, (ii) may be given to one or more of the Grantors at the same or different times and (iii) may suspend the rights of the Grantors under paragraph (a)(i) or paragraph (a)(iii) in part without suspending all such rights (as specified by the Collateral Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Collateral Agent’s rights to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing.

ARTICLE IV

Security Interests in Personal Property

SECTION 4.01. Security Interest. (a) As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor hereby pledges to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest (the “Security Interest”), in all right, title or interest in or to any and all of the property of such Grantor now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Article 9 Collateral”), including:

(i) all Accounts;

(ii) all Chattel Paper;

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(iii) all cash and Deposit Accounts;

(iv) all Documents;

(v) all Equipment;

(vi) all General Intangibles, including all Intellectual Property and Licenses;

(vii) all Instruments;

(viii) all Inventory;

(ix) all Investment Property;

(x) all Letter-of-Credit Rights;

(xi) all Commercial Tort Claims described on Schedule IV;

(xii) all books and records pertaining to the Article 9 Collateral; and

(xiii) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any person with respect to any of the foregoing;

provided, however, that notwithstanding anything to the contrary in this Agreement, this Agreement shall not constitute, and the term Article 9 Collateral shall not include, a grant of a security interest in any stock excluded from the definition of “Pledged Stock” or Excluded Assets.

(b) Each Grantor hereby irrevocably authorizes the Collateral Agent at any time and from time to time to file in any relevant jurisdiction any initial financing statements (including fixture filings) with respect to the Collateral or any part thereof and amendments thereto that (i) indicate the Collateral as “all assets” of such Grantor or words of similar effect, and (ii) contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment, including (A) whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor and (B) in the case of a financing statement filed as a fixture filing, a sufficient description of the real property to which such Article 9 Collateral relates. Each Grantor agrees to provide such information to the Collateral Agent promptly upon request.

Each Grantor also ratifies its authorization for the Collateral Agent to file in any relevant jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.

Each Grantor hereby further authorizes the Collateral Agent to execute and/or file with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country) such documents as may be necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Grantor (including without limitation the Copyright Security Agreement, the Patent Security Agreement and the Trademark Security Agreement), naming any

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Grantor or the Grantors as debtors and the Collateral Agent as secured party, and each Grantor agrees to execute and deliver any and all agreements, instruments, documents and papers as the Collateral Agent may reasonably request for purposes of the foregoing.

(c) The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Article 9 Collateral.

(d) Notwithstanding anything to the contrary contained in this Section 4 or elsewhere in this Agreement, each Grantor and the Collateral Agent (on behalf of the Secured Parties) acknowledges and agrees that:

(a) the Security Interests granted pursuant to this Agreement (including pursuant to this Section 4) to the Collateral Agent for the benefit of the Secured Parties (i) in the Term Priority Collateral, shall be a first priority lien and (ii) in the ABL Priority Collateral, shall be a second priority lien, fully junior, subordinated and subject to the security interest granted to the ABL Agent for the benefit of the ABL Secured Parties in the ABL Priority Collateral on the terms and conditions set forth in the ABL Documents and the Intercreditor Agreement, and all other rights and benefits afforded hereunder to the Secured Parties with respect to the ABL Priority Collateral are expressly subject to the terms and conditions of the Intercreditor Agreement; and

(b) each of the ABL Secured Parties’ security interest in the Collateral constitute security interests separate and apart (and of a different class and claim) from the Secured Parties’ Security Interest in the Collateral.

(e) NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE RELATIVE RIGHTS AND REMEDIES OF THE COLLATERAL AGENT AND THE SECURED PARTIES HEREUNDER SHALL BE SUBJECT TO AND GOVERNED BY THE TERMS OF THE INTERCREDITOR AGREEMENT. IN THE EVENT OF ANY INCONSISTENCY BETWEEN THE TERMS HEREOF AND THE TERMS OF THE INTERCREDITOR AGREEMENT, THE TERMS OF THE INTERCREDITOR AGREEMENT SHALL CONTROL AT ANY TIME THE INTERCREDITOR AGREEMENT IS IN EFFECT.

(f) All rights of the Collateral Agent hereunder, the Security Interest in the Collateral and all obligations of each Grantor hereunder shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument, (iii) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations or (iv) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Obligations or this Agreement (other than a defense of payment or performance).

(g) Notwithstanding anything herein to the contrary, in no event shall the security interest granted hereunder attach to, and the term “Article 9 Collateral” shall not include, any Excluded Assets.

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SECTION 4.02. Representations and Warranties. The Grantors jointly and severally represent and warrant to the Collateral Agent and the Secured Parties that:

(a) Each Grantor has good and valid rights in and title to the Article 9 Collateral with respect to which it has purported to grant a Security Interest (except for minor irregularities or deficiencies in title that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect) and has full power and authority to grant to the Collateral Agent, for the ratable benefit of the Secured Parties, the Security Interest in such Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the requisite corporate (or other organizational) and, if required, equity-holder consent or approval of any other person other than any consent or approval that has been obtained and remains in effect.

(b) The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein (including (x) the exact legal name of each Grantor and (y) the jurisdiction of organization of each Grantor) is correct and complete as of the Closing Date. Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations containing a description of the Article 9 Collateral have been prepared by the Collateral Agent based upon the information provided to the Administrative Agent and the Secured Parties in the Perfection Certificate for filing in each governmental, municipal or other office specified in Schedule 3.19(a) to the Credit Agreement (or specified by notice from the Borrower to the Administrative Agent after the Closing Date in the case of filings, recordings or registrations required by Sections 5.06 or 5.12 of the Credit Agreement), which are all the filings, recordings and registrations (other than filings required to be made in the United States Patent and Trademark Office and the United States Copyright Office in order to perfect the Security Interest in the Article 9 Collateral consisting of United States Patents, Trademarks and Copyrights) that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the ratable benefit of the Secured Parties) in respect of all Article 9 Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements. Each Grantor represents and warrants that a fully executed short form hereof and/or a fully executed Trademark Security Agreement, Patent Security Agreement or Copyright Security Agreement, in each case, substantially in the form of Exhibit C-1, C-2 or C-3, respectively, or otherwise in form and substance reasonably satisfactory to the Collateral Agent, and containing a description of all Article 9 Collateral consisting of United States Patents and United States registered Trademarks (and Trademarks and Patents for which a United States registration is pending or otherwise applied for) and United States registered Copyrights (and Copyrights for which a United States registration is pending or otherwise applied for), to the extent any such Collateral exists, has been delivered to the Collateral Agent for recording by the United States Patent and Trademark Office and the United States Copyright Office pursuant to 35 U.S.C. §261, 15 U.S.C. §1060 or 17 U.S.C. §205 and the regulations thereunder, as applicable, to protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the ratable benefit of the Secured Parties) in respect of all Article 9 Collateral consisting of United States Patents, Trademarks and Copyrights in which a security

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interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and other than the Uniform Commercial Code financing statements described in the immediately prior sentence of this Section 4.02(b), no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than such actions as are necessary to perfect the Security Interest with respect to any Article 9 Collateral consisting of United States Patents, Trademarks and Copyrights (or registration or application for registration thereof) acquired or developed after the date hereof).

(c) The Security Interest constitutes (i) a legal and valid security interest in all Article 9 Collateral securing the payment and performance of the Obligations, (ii) subject to the filings described in Section 4.02(b), a perfected security interest in all Article 9 Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code or other applicable law in such jurisdictions and (iii) a security interest that shall be perfected in all Article 9 Collateral in which a security interest may be perfected upon the receipt and recording of a fully executed short form agreement substantially in the form of Exhibit C hereto with the United States Patent and Trademark Office and the United States Copyright Office, as applicable. The Security Interest is and shall be prior to any other Lien on any of the Article 9 Collateral, subject to the Intercreditor Agreement and other than Liens expressly permitted pursuant to Section 6.02 of the Credit Agreement that have priority as a matter of law; and

(d) The Article 9 Collateral is owned by the Grantors free and clear of any Lien, except for Liens expressly permitted pursuant to Section 6.02 of the Credit Agreement. No Grantor has filed or consented to the filing of (i) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Article 9 Collateral, (ii) any assignment or any security agreement or similar instrument covering any Article 9 Collateral with the United States Patent and Trademark Office or the United States Copyright Office, (iii) any notice under the Assignment of Claims Act or (iv) any assignment or any security agreement or similar instrument covering any Article 9 Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Liens expressly permitted pursuant to Section 6.02 of the Credit Agreement. As of the Closing Date, no Grantor holds any Commercial Tort Claims in an amount reasonably estimated to exceed (i) individually, $250,000 or (ii) in the aggregate, $500,000, other than those listed in Schedule IV hereto.

(e) Additional Representations and Warranties Regarding Patent, Trademark and Copyright Collateral.

(i) Attached hereto as Schedule III is a true and complete schedule of all issued Patents, Patent applications, Trademark applications and Trademark registrations, owned by each Grantor (and, with respect to such Schedule III as it may be amended or supplemented from time to time pursuant to Section 4.03(b), as of the date of delivery of financials pursuant to Section 5.04(a) of the Credit Agreement), including the name of the registered owner and the application/registration number, as applicable, of each issued Patent, Patent application, Trademark application and Trademark registration owned by any

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Grantor. Schedule III also sets forth a true and complete schedule of all Copyright registrations and applications owned by each Grantor as of the Closing Date (and, with respect to such Schedule III as it may be amended or supplemented from time to time pursuant to Section 4.03(b), as of the date of delivery of financials pursuant to Section 5.04(a) of the Credit Agreement), including the name of the registered owner and the application/registration number of each such Copyright registration and application owned by any Grantor. Schedule III also sets forth a true and complete schedule of all exclusive Licenses and all Licenses that are material to each Grantor’s business (other than Licenses for generally available off-the-shelf software) as of the Closing Date (and, with respect to such Schedule III as it may be amended or supplemented from time to time pursuant to Section 4.03(b), as of the date of delivery of financials pursuant to Section 5.04(a) of the Credit Agreement). Such Grantor is the sole and exclusive beneficial and record owner of the entire right, title, and interest in and to all Intellectual Property listed as owned by such Grantor as of the Closing Date on Schedule III (and, with respect to such Schedule III as it may be amended or supplemented from time to time pursuant to Section 4.03(b), as of the date of delivery of financials pursuant to Section 5.04(a) of the Credit Agreement), and such Grantor owns, is licensed to use, or otherwise has sufficient rights to use all Intellectual Property necessary for the conduct of its business as currently conducted, except for any such failure to own or possess a license or right to use that could not reasonably be expected to, individually or in the aggregate, impair or interfere in any material respect with the operation of the business conducted by all such Grantors, taken as a whole. On the date hereof, and to the best of such Grantors knowledge, all material registered Intellectual Property owned by such Grantor is valid, subsisting and, to the best of such Grantor’s knowledge, enforceable by and in the name of such Grantor, and has not been abandoned, or allowed to lapse, expire or become dedicated to the public. Such Grantor has performed all necessary acts and has paid all registration, renewal and maintenance fees required to maintain each and every registration and application of material Intellectual Property owned by such Grantor in full force and effect.

(ii) Except as could not reasonably be expected to, individually or in the aggregate, impair or interfere in any material respect with the operation of the business conducted by all such Grantors, taken as a whole, to the best of such Grantor’s knowledge, the use of the Intellectual Property owned by each Grantor and the conduct of such Grantor’s business does not infringe on the Intellectual Property rights of any Person. No written claim has been asserted and is pending or, to the best of such Grantor’s knowledge, has been threatened, by any Person challenging any Grantor’s use of any Intellectual Property, nor does any Grantor know of any valid basis for any such claim, except as could not reasonably be expected to, individually or in the aggregate, impair or interfere in any material respect with the operation of the business conducted by all such Grantors, taken as a whole.

(iii) Except as set forth in Schedule III, on the date hereof, (a) none of the Intellectual Property owned by any Grantor is the subject of any material licensing agreement pursuant to which such Grantor is the licensor (other than any Intellectual Property license agreements entered into by such Grantor in the ordinary course of business that are not material to such Grantor’s business) and

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(b) no settlement or consents, covenants not to sue, nonassertion assurances, or releases have been entered into by such Grantor or to which such Grantor is bound adversely affect Grantor’s rights to own or use any material Intellectual Property, and such Grantor has not made a previous assignment, sale, transfer or agreement constituting or contemplating a present or future assignment, sale or transfer of any material Intellectual Property owned by such Grantor that has not been terminated or released.

(iv) No holding, decision or judgment has been rendered by any Governmental Authority which limits the validity of (other than office actions issued in the ordinary course of prosecution of any pending applications for Patents or applications for registration of other Intellectual Property), or such Grantor’s ownership or rights to use, any Intellectual Property, except, in each case, as could not, individually or in the aggregate, reasonably be expected to impair or interfere in any material respect with the operation of the business conducted by all such Grantors, taken as a whole.

(v) No action or proceeding is pending, or, to the knowledge of such Grantor, threatened, against any Grantor on the date hereof seeking to limit the validity of any Intellectual Property owned by any Grantor or any Grantor’s ownership interest therein or right to register the same (other than office actions issued in the ordinary course of prosecution of any pending applications for Patents or applications for registration of other Intellectual Property), which, if adversely determined, could reasonably be expected to impair or interfere in any material respect with the operation of the business conducted by all such Grantors, taken as a whole, or result in a Material Adverse Effect.

(vi) To the best of such Grantor’s knowledge, no third party is infringing upon or misappropriating any rights of such Grantor in any material Intellectual Property owned by such Grantor.

SECTION 4.03. Covenants. (a)Each Grantor agrees to maintain, at its own cost and expense, such complete and accurate records with respect to the Article 9 Collateral owned by it as is consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Grantor is engaged, and, at such time or times as the Collateral Agent may reasonably request, promptly to prepare and deliver to the Collateral Agent a duly certified schedule or schedules in form and detail satisfactory to the Collateral Agent showing the identity, amount and location of any and all Article 9 Collateral.

(b) Each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to Section 5.04(a) of the Credit Agreement, the Borrower shall deliver to the Collateral Agent a certificate executed by a Responsible Officer of the Borrower identifying in the format of Schedule III all Intellectual Property registrations or applications of any Grantor in existence on the date thereof and not then listed on such Schedules or previously so identified to the Collateral Agent, which Intellectual Property registrations or applications such Grantor would have been required to list on Schedule III pursuant to Section 4.02(e) hereof if owned on the Closing Date.

(c) Each Grantor shall, at its own cost and expense, take any and all commercially reasonable actions necessary or appropriate to defend title to the Article 9 Collateral against all

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persons and to defend the Security Interest of the Collateral Agent in the Article 9 Collateral and the priority thereof against any Lien not expressly permitted pursuant to Section 6.02 of the Credit Agreement.

(d) Subject to the limitations set forth herein and in the other Loan Documents, each Grantor agrees, at its own expense, promptly to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably request to obtain, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and Taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing or continuation statements (including fixture filings) or other documents in connection herewith or therewith. If any amount payable to any Grantor under or in connection with any of the Article 9 Collateral shall be or become evidenced by any promissory note or other instrument having a value in excess of (i) individually, $250,000 or (ii) in the aggregate, $500,000 and which is required to be pledged to the Collateral Agent hereunder, such note or instrument shall be promptly pledged and delivered to the Collateral Agent, duly endorsed in a manner satisfactory to the Collateral Agent.

(e) Each Grantor will permit any representatives designated by the Collateral Agent to, as applicable, visit and inspect the Article 9 Collateral, all records related thereto and the premises upon which any of the Article 9 Collateral is located at reasonable times during normal business hours and upon reasonable prior notice, subject to Section 5.07 of the Credit Agreement, and to make extracts from and copies of such records, and permit any representatives designated by the Collateral Agent to discuss the affairs of such Grantor with the officers thereof and independent accountants therefor; provided that, excluding any such visits and inspections during the continuation of an Event of Default, the Collateral Agent shall not exercise such rights more often than two times during any calendar year, and such exercises shall be at such Grantor’s expense; provided further that upon the occurrence and during the continuance of an Event of Default, the Collateral Agent may do any of the foregoing at the expense of such applicable Grantor at any time without advance notice, and the limitation set forth in the forgoing proviso shall not apply.

(f) At its option, the Collateral Agent may discharge past due Taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Article 9 Collateral and not expressly permitted pursuant to Section 5.03 or Section 6.02 of the Credit Agreement, and may pay for the maintenance and preservation of the Article 9 Collateral to the extent any Grantor fails to do so as required by the Credit Agreement or this Agreement, and each Grantor jointly and severally agrees to reimburse the Collateral Agent on demand for any payment made or any expense incurred by the Collateral Agent pursuant to the foregoing authorization; provided, however, that nothing in this paragraph shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to Taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents.

(g) If at any time any Grantor shall take a security interest in any property of an Account Debtor or any other person to secure payment and performance of an Account, such Grantor shall promptly assign such security interest to the Collateral Agent for the ratable benefit of the Secured Parties. Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account Debtor or other person granting the security interest.

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(h) Each Grantor shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Article 9 Collateral, all in accordance with the terms and conditions thereof, and each Grantor jointly and severally agrees to indemnify and hold harmless the Collateral Agent and the Secured Parties from and against any and all liability for such performance.

(i) No Grantor shall make or permit to be made an assignment, pledge or hypothecation of the Article 9 Collateral or shall grant any other Lien in respect of the Article 9 Collateral or permit any notice to be filed under the Assignment of Claims Act, except, in each case, as expressly permitted by Section 6.02 of the Credit Agreement. No Grantor shall make or permit to be made any transfer of the Article 9 Collateral and each Grantor shall remain at all times in possession or otherwise in control of the Article 9 Collateral owned by it, except as permitted by the Credit Agreement.

(j) No Grantor will, without the Collateral Agent’s prior written consent, grant any extension of the time of payment of any Accounts included in the Article 9 Collateral, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than extensions, credits, discounts, compromises, compoundings or settlements granted or made in the ordinary course of business (x) in connection with the compromise or collection thereof or (y) in accordance with such prudent and standard practice used in industries that are the same as or similar to those in which such Grantor is engaged.

(k) Each Grantor, at its own expense, shall maintain or cause to be maintained insurance covering physical loss or damage to the Inventory and Equipment in accordance with the requirements set forth in Section 5.02 of the Credit Agreement. Each Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor’s true and lawful agent (and attorney-in-fact) for the purpose, upon the occurrence and during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Article 9 Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or under the Credit Agreement or to pay any premium in whole or part relating thereto, the Collateral Agent may, without waiving or releasing any obligation or liability of any Grantor hereunder or any Default or Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Collateral Agent deems advisable. All sums disbursed by the Collateral Agent in connection with this paragraph, including attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Grantors to the Collateral Agent and shall be additional Obligations secured hereby.

SECTION 4.04. Other Actions. In order to further ensure the attachment, perfection and priority of, and the ability of the Collateral Agent to enforce, the Security Interest in the Article 9 Collateral, each Grantor agrees, in each case at such Grantor’s own expense, to take the following actions with respect to the following Article 9 Collateral:

(a) Instruments. As of the date hereof (i) no amount payable under or in connection with any of the Collateral is evidenced by any Instrument or Tangible Chattel Paper other than such Instruments and Tangible Chattel Paper listed in Section 9 of the Perfection Certificate and each such Instrument and each such item of Tangible Chattel

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Paper, to the extent requested by the Collateral Agent, has been properly endorsed, assigned and delivered to the Collateral Agent, accompanied by undated instruments of endorsement, transfer or assignment duly executed in blank. If any Grantor shall at any time hold or acquire any Instruments with a value greater than (i) individually, $250,000, or (ii) in the aggregate, $500,000, such Grantor shall forthwith endorse, assign and deliver the same to the Collateral Agent, accompanied by such undated instruments of endorsement, transfer or assignment duly executed in blank as the Collateral Agent may from time to time specify.

(b) Deposit Accounts. As of the, date hereof it has neither opened nor maintains any Deposit Accounts other than the accounts listed in Section 5 of the Perfection Certificate. For each Deposit Account that any Grantor at any time opens or maintains, such Grantor shall, except to the extent otherwise excused by this paragraph (b) or not required under the ABL Documents, upon the Collateral Agent’s request, each Grantor shall obtain an executed and delivered Deposit Account Control Agreement, from each bank maintaining a Deposit Account for such Grantor; provided, however, that the Collateral Agent agrees with each Grantor that the Collateral Agent shall not give any instructions or withhold any withdrawal rights pursuant to any such pursuant to any such Deposit Account Control Agreement from any Grantor unless an Event of Default has occurred and is continuing, or, after giving effect to any withdrawal, would occur. The provisions of this paragraph shall not apply to any Deposit Account (i) that is used solely to fund payroll and payroll taxes and other employee wage and benefit payments in the ordinary course of business on a current basis, (ii) Deposit Accounts (other than Deposit Accounts referred to in the foregoing clause (i)) that have an account balance of less than $250,000 individually and less than $500,000 in the aggregate for all such Deposit Accounts and (iii) any Deposit Account the balance of which is swept at the end of each Business Day into a Deposit Account subject to a Deposit Account Control Agreement among such Grantor, the depository bank and the Collateral Agent, so long as such daily sweep is not terminated or modified (other than to provide that the balance in such Deposit Account is swept into another Deposit Account subject to a Deposit Account Control Agreement) without the consent of the Collateral Agent.

(c) Investment Property. As of the, date hereof it has neither opened nor maintains any Investment Property other than that listed in Section 8 of the Perfection Certificate. Except to the extent otherwise provided in Article III, if any Grantor shall at any time hold or acquire any certificated securities with a value greater than (i) individually, $250,000 or (ii) in the aggregate, $500,000, such Grantor shall forthwith endorse, assign and deliver the same to the Collateral Agent, accompanied by such undated instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time specify. If any securities now or hereafter acquired by any Grantor are uncertificated and are issued to such Grantor or its nominee directly by the issuer thereof, such Grantor shall promptly notify the Collateral Agent thereof and, at the Collateral Agent’s request and option, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, either (i) cause the issuer to agree that it will comply with instructions from the Collateral Agent as to such securities, without further consent of any Grantor or such nominee, or (ii) arrange for the Collateral Agent to become the registered owner of the securities. If any securities, whether certificated or uncertificated, or other Investment Property now or hereafter acquired by any Grantor are held by such Grantor or its nominee through a Securities Intermediary or Commodity Intermediary, such Grantor shall promptly notify the Collateral Agent thereof and, at the Collateral Agent’s request and option such Grantor shall obtain a Securities Account

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Control Agreement or Commodities Account Control Agreement from each Securities Intermediary or Commodity Intermediary, as applicable. The Collateral Agent agrees with each Grantor that the Collateral Agent shall not give any Entitlement Orders or instructions or directions to any such issuer, Securities Intermediary or Commodity Intermediary pursuant to such Securities Account Control Agreement or Commodities Account Control Agreement, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by any Grantor, unless an Event of Default has occurred and is continuing, or, after giving effect to any such investment and withdrawal rights would occur. The provisions of this paragraph shall not apply to any Financial Assets credited to a Securities Account for which the Collateral Agent is the Securities Intermediary.

(d) Electronic Chattel Paper and Transferable Records. If any Grantor at any time holds or acquires an interest in any Electronic Chattel Paper or any “transferable record”, as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, with a face value greater than (i) individually, $250,000 or (ii) in the aggregate, $500,000, such Grantor shall promptly notify the Collateral Agent thereof and, at the request of the Collateral Agent, shall take such action as the Collateral Agent may request to vest in the Collateral Agent control under New York UCC Section 9-105 of such Electronic Chattel Paper or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The Collateral Agent agrees with such Grantor that the Collateral Agent will arrange, pursuant to procedures satisfactory to the Collateral Agent and so long as such procedures will not result in the Collateral Agent’s loss of control, for the Grantor to make alterations to the Electronic Chattel Paper or transferable record permitted under UCC Section 9-105 or, as the case may be, Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or Section 16 of the Uniform Electronic Transactions Act for a party in control to allow without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by such Grantor with respect to such Electronic Chattel Paper or transferable record.

(e) Letter-of-Credit Rights. If any Grantor is at any time a beneficiary under a letter of credit now or hereafter issued in favor of such Grantor with a face value greater than (i) individually, $250,000 or (ii) in the aggregate, $500,000, such Grantor shall promptly notify the Collateral Agent thereof and, at the request and option of the Collateral Agent, such Grantor shall, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, either (i) use commercially reasonable efforts to arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to the Collateral Agent of the proceeds of any drawing under the letter of credit or (ii) arrange for the Collateral Agent to become the transferee beneficiary of the letter of credit, with the Collateral Agent agreeing, in each case, that the proceeds of any drawing under the letter of credit are to be paid to the applicable Grantor unless an Event of Default has occurred or is continuing.

(f) Commercial Tort Claims. If any Grantor shall at any time hold or acquire a Commercial Tort Claim in an amount reasonably estimated by such Grantor to exceed (i) individually, $250,000 or (ii) in the aggregate, $500,000, the Grantor shall promptly notify the Collateral Agent thereof in a writing signed by such Grantor including a summary description of such claim and grant to the Collateral Agent, for the

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ratable benefit of the Secured Parties, in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Collateral Agent.

SECTION 4.05. Covenants Regarding Patent, Trademark and Copyright Collateral. (a)Each Grantor (x) agrees that it will not and will not permit any of its licensees to do any act, or omit to do any act, whereby any Patent that is owned by such Grantor and is material to the conduct of such Grantor’s business may become invalidated or dedicated to the public (except as a result of expiration of such patent at the end of its statutory term or abandonment or other disposition of such patent that is in the reasonable judgment of Grantor, no longer economically practicable to maintain or material in the conduct of the business of Grantor taken as a whole), and (y) agrees that it has marked and shall continue to mark any products covered by a Patent with the relevant patent number as necessary or advisable to preserve its rights under applicable patent laws, in accordance with such prudent and standard practice used in industries that are the same as or similar to those in which such Grantor is engaged.

(b) Each Grantor will, for each Trademark that is owned by such Grantor and material to the conduct of such Grantor’s business, (i) maintain the enforceability of such Trademark, (ii) maintain the quality of products and services offered under such Trademark in substantially the same manner as the date hereof, (iii) display such Trademark with notice of Federal or foreign registration to the extent necessary and required to preserve its rights under applicable law and (iv) not knowingly use such Trademark in violation of any third party rights.

(c) Each Grantor will, for each work covered by a material registered Copyright that is owned by such Grantor, use commercially reasonable efforts to continue to publish, reproduce, display, adopt and distribute the work with copyright notices as necessary or advisable to preserve its rights under applicable copyright laws.

(d) Each Grantor shall notify the Collateral Agent promptly if it knows that any Patent, Trademark or Copyright material to the conduct of its business and owned by such Grantor may become abandoned, expired, lapsed, lost or dedicated to the public (other than as a result of abandonment or other disposition that is, in the reasonable judgment of the Grantor, no longer economically practicable to maintain or material in the conduct of the business of the Grantor, taken as a whole), or of any materially adverse determination or development (including the institution of any proceeding in the United States Patent and Trademark Office, United States Copyright Office or any court or similar office of any country) regarding such Grantor’s ownership of any Patent, Trademark or Copyright, its right to register the same, or its right to keep and maintain the same.

(e) If a Grantor acquires ownership of any Patent, Copyright or Trademark registration or application or files any application to register any Patent, Trademark or Copyright, within the United States or any other country or political subdivision thereof, at any time following the date hereof, such Grantor shall promptly provide the Collateral Agent with written notice of such acquisition, registration or application (and, in any event, within thirty (30) days following the end of each fiscal quarter in which such Grantor acquires such ownership interest (or such longer period as permitted by the Collateral Agent in its sole discretion)), and, upon request of the Collateral Agent, shall execute and deliver any and all agreements, instruments, documents and papers as the Collateral Agent may reasonably request to evidence the Security Interest in each such Patent, Copyright or Trademark that is the subject of such subsequent acquisition, registration or application. Each Grantor hereby appoints the Collateral Agent as its attorney in fact to execute

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(solely after the occurrence and during the continuance of an Event of Default) and file such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed.

(f) Each Grantor will take such steps that are, in the good business judgment of such Grantor, consistent with its past practice in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, to maintain and pursue each material application relating to the Patents, Trademarks and/or Copyrights (and to obtain the relevant grant or registration) and to maintain each issued Patent and each registration of the Trademarks and Copyrights that is material to the conduct of any Grantor’s business, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with such Grantor’s good business judgment, to initiate opposition, interference and cancellation proceedings against third parties unless such Grantor shall have previously determined that such use or the pursuit or maintenance of such Patent, Trademark and/or Copyright is no longer necessary or advisable in the conduct of such Grantor’s business and that the loss thereof could not reasonably be expected to impair or interfere in any material respect with the operation of the business conducted by all such Grantors, taken as a whole, in which case such Grantor will give prompt notice of any such abandonment to the Collateral Agent.

(g) In the event that any Grantor knows or has reason to believe that any Article 9 Collateral consisting of a Patent, Trademark or Copyright material to the conduct of any Grantor’s business has been infringed, misappropriated, diluted or otherwise violated by a third person, such Grantor promptly shall notify the Collateral Agent and shall, if consistent with such Grantor’s good business judgment, take such actions as such Grantor deems reasonable and appropriate under the circumstances to protect or enforce such Article 9 Collateral including, without limitation, to sue for infringement, misappropriation, dilution or other violation, to seek an injunction against such infringement, misappropriation, dilution or other violation, and to recover any and all damages for such infringement, misappropriation, dilution or other violation.

(h) Upon the occurrence and during the continuance of an Event of Default, each Grantor shall upon request of the Collateral Agent use its best efforts to obtain all requisite consents or approvals by the licensor of each material Copyright License, material Patent License or material Trademark License, and each other material License, to effect the assignment of all such Grantor’s right, title and interest thereunder to the Collateral Agent, for the ratable benefit of the Secured Parties, or its designee; provided that, notwithstanding anything to the contrary herein, no Grantor shall be required to make any payments to secure such consent or approval.

ARTICLE V

Remedies

SECTION 5.01. Remedies Upon Default. Upon the occurrence and during the continuance of an Event of Default, each Grantor agrees to deliver each item of Collateral to the Collateral Agent on demand, and it is agreed that the Collateral Agent shall have the right to take any of or all the following actions at the same or different times and that each Grantor will cooperate with the Collateral Agent by undertaking such actions and executing and delivering to the Collateral Agent such agreements, instruments, documents and papers as the Collateral Agent may reasonably request in order to effectuate the following: (a) with respect to any Article 9 Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become

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an assignment, transfer and conveyance of any of or all such Article 9 Collateral by the applicable Grantor to the Collateral Agent or its designee, or to become a license or sublicense, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, of any such Article 9 Collateral throughout the world on such terms and conditions and in such manner as the Collateral Agent shall determine (other than in violation of any then-existing licensing arrangements to the extent the waivers cannot be obtained), and (b) with or without legal process and with or without prior notice or demand for performance, to take possession of the Article 9 Collateral and without liability for trespass to enter any premises where the Article 9 Collateral may be located for the purpose of taking possession of or removing the Article 9 Collateral and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, each Grantor agrees that the Collateral Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. For the avoidance of doubt, each of the Grantors party hereto and each of the Secured Parties, by their acceptance of the benefits of this Agreement, agree, to the fullest extent permitted by applicable law, that the Collateral Agent shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any sale or foreclosure proceeding in respect of the Collateral, including without limitation, sales occurring pursuant to Section 363 of the Bankruptcy Code or included as part of any plan subject to confirmation under Section 1129(b)(2)(A)(iii) of the Bankruptcy Code, to use and apply any of the Obligations as a credit on account of the purchase price for any Collateral payable by the Collateral Agent at such sale or foreclosure proceeding, as applicable.

The Collateral Agent shall give each applicable Grantor 10 days’ written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Collateral Agent’s intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future

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delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Agreement, any Secured Party may bid for or purchase, free (to the extent permitted by applicable law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by applicable law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 5.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.

SECTION 5.02. RESERVED.

SECTION 5.03. Grant of License to Use Intellectual Property. For the purpose of enabling the Collateral Agent to exercise rights and remedies under this Agreement at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants (subject to the following sentence) to the Collateral Agent an irrevocable (during the continuance of an Event of Default), worldwide, nonexclusive license (exercisable without payment of royalty or other compensation to the Grantors), to use, license or sublicense any of the Article 9 Collateral consisting of Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof, subject, in the case of Trademarks, to the observance of standards of quality and inspection in connection with the use of such Trademarks as are sufficient to maintain the validity and enforceability of such Trademarks. Such use, license or sublicense by the Collateral Agent may be exercised, at the option of the Collateral Agent, only upon the occurrence and during the continuation of an Event of Default; provided, however, that any license, sublicense or other transaction entered into by the Collateral Agent in accordance herewith shall be binding upon each Grantor notwithstanding any subsequent cure of an Event of Default.

SECTION 5.04. Securities Act, Etc. In view of the position of the Grantors in relation to the Pledged Collateral, or because of other current or future circumstances, a question may arise under the U.S. Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as

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from time to time in effect being called the “Federal Securities Laws”) with respect to any disposition of the Pledged Collateral permitted hereunder. Each Grantor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to dispose of all or any part of the Pledged Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Pledged Collateral under applicable “blue sky” or other state securities laws or similar laws analogous in purpose or effect. Each Grantor recognizes that in light of such restrictions and limitations the Collateral Agent may, with respect to any sale of the Pledged Collateral, limit the purchasers to those who will agree, among other things, to acquire such Pledged Collateral for their own account, for investment, and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that in light of such restrictions and limitations, the Collateral Agent, in its sole and absolute discretion (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under the Federal Securities Laws and (b) may approach and negotiate with a limited number of potential purchasers (including a single potential purchaser) to effect such sale. Each Grantor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Collateral Agent shall incur no responsibility or liability for selling all or any part of the Pledged Collateral at a price that the Collateral Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a limited number of purchasers (or a single purchaser) were approached. The provisions of this Section 5.04 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Collateral Agent sells.

ARTICLE VI

Indemnity, Subrogation and Subordination

SECTION 6.01. Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 6.03), the Borrower agrees that (a) in the event a payment shall be made by any Guarantor under this Agreement, the Borrower shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any Guarantor shall be sold pursuant to this Agreement or any other Security Document to satisfy in whole or in part an obligation of any Secured Party, the Borrower shall indemnify such Guarantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

SECTION 6.02. Contribution and Subrogation. Each Guarantor (each, a “Contributing Guarantor”) agrees (subject to Section 6.03) that, in the event a payment shall be made by any other Guarantor hereunder in respect of any Obligation, or assets of any other Guarantor shall be sold pursuant to any Security Document to satisfy any Obligation owed to any Secured Party, and such other Guarantor (the “Claiming Guarantor”) shall not have been fully indemnified by the Borrower as provided in Section 6.01, the Contributing Guarantor shall

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indemnify the Claiming Guarantor in an amount equal to (i) the amount of such payment or (ii) the greater of the book value or the fair market value of such assets, as the case may be, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Guarantor on the date hereof and the denominator shall be the aggregate net worth of all the Guarantors on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section 7.16, the date of the supplement hereto executed and delivered by such Guarantor). Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this Section 6.02 shall be subrogated to the rights of such Claiming Guarantor under Section 6.01 to the extent of such payment.

SECTION 6.03. Subordination. (a)Notwithstanding any provision of this Agreement to the contrary, all rights of the Guarantors under Sections 6.01 and 6.02 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Obligations (other than indemnification Obligations for which no claims have been made). No failure on the part of the Borrower or any Guarantor to make the payments required by Sections 6.01 and 6.02 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder, and each Guarantor shall remain liable for the full amount of its obligations hereunder.

(b) The Borrower and each Guarantor hereby agree that all Indebtedness and other monetary obligations owed by it to the Borrower or any Subsidiary shall be fully subordinated to the indefeasible payment in full in cash of the Obligations (other than indemnification Obligations for which no claims have been made).

ARTICLE VII

Miscellaneous

SECTION 7.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to any Subsidiary Guarantor shall be given to it in care of the Borrower as provided in Section 9.01 of the Credit Agreement.

SECTION 7.02. Security Interest Absolute. All rights of the Collateral Agent hereunder, the Security Interest, the grant of a security interest in the Pledged Collateral and all obligations of each Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument relating to the foregoing, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Obligations or this Agreement (other than the defense of performance or payment in full).

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SECTION 7.03. Survival of Agreement. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders shall survive the execution and delivery of the Loan Documents and the making of any Loans, regardless of any investigation made by any Lender or on their behalf and notwithstanding that the Collateral Agent or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under any Loan Document is outstanding and unpaid and so long as the Commitments have not expired or terminated.

SECTION 7.04. Binding Effect; Several Agreement. This Agreement shall become effective as to any Loan Party when a counterpart hereof executed on behalf of such Loan Party shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Loan Party and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of such Loan Party, the Collateral Agent and the other Secured Parties and their respective successors and assigns, except that no Loan Party shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated or permitted by this Agreement or the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Loan Party and may be amended, modified, supplemented, waived or released with respect to any Loan Party without the approval of any other Loan Party and without affecting the obligations of any other Loan Party hereunder.

SECTION 7.05. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

SECTION 7.06. Collateral Agent’s Fees and Expenses; Indemnification. (a) The parties hereto agree that the Collateral Agent shall be entitled to reimbursement of its expenses incurred hereunder as provided in Section 9.05 of the Credit Agreement.

(b) Without limitation of its indemnification obligations under the other Loan Documents, the Borrower, Holdings and each Grantor agree, jointly and severally, to indemnify the the Collateral Agent, each Lender and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and to hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees, charges and disbursements, incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of (i) the execution, delivery or performance of this Agreement or any agreement or instrument contemplated hereby or the performance by the parties hereto of their respective obligations hereunder, (ii) any claim, litigation, investigation or proceeding relating to any of the foregoing or to the Collateral, whether or not any Indemnitee is a party thereto (and regardless of whether such matter is initiated by a third party or by the Borrower, any other Loan Party or any of their respective Affiliates), or (iv) any actual or alleged presence or Release of Hazardous Materials on any property currently or formerly owned or operated by the Borrower or any of the Subsidiaries, or any Environmental Liability related in any way to the Borrower or the Subsidiaries; provided that such indemnity shall not, as to any

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Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted primarily from the gross negligence or willful misconduct of such Indemnitee. To the extent permitted by applicable law, no Grantor shall assert, and each Grantor hereby waives any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or the use of proceeds thereof. Each Grantor acknowledges and agrees that such Grantor shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each material contract, agreement or instrument relating to the Article 9 Collateral, all in accordance with the terms and conditions thereof, and each Grantor jointly and severally agrees to indemnify and hold harmless the Collateral Agent and the Secured Parties from and against any and all liability for such performance.

(c) Any such amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Section 7.06 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Collateral Agent or any other Secured Party. All amounts due under this Section 7.06 shall be payable on written demand therefor and shall bear interest, on and from the date of demand, at the rate specified in Section 2.06(a) of the Credit Agreement.

SECTION 7.07. Collateral Agent Appointed Attorney-in-Fact. Each Grantor hereby appoints the Collateral Agent as the attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable upon the occurrence and during the continuance of an Event of Default to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Collateral Agent’s name or in the name of such Grantor (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof, (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral, (c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral, (d) to send verifications of Accounts Receivable to any Account Debtor, (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral, (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral, (g) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Collateral Agent, (h) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement in accordance with its terms, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes and (i) upon the occurrence and during the continuance of any Event of Default, to file any Notices of Assignment pursuant to Section 5.01 hereof; provided, however, that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to

31

the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence, willful misconduct or bad faith.

SECTION 7.08. Applicable Law. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF) SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 7.09. Waivers; Amendment. (a) No failure or delay by the Collateral Agent, the Administrative Agent or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver hereof or thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent, the Administrative Agent and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 7.09, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default, regardless of whether the Collateral Agent, any Lender may have had notice or knowledge of such Default at the time. No notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Loan Party or Loan Parties with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.08 of the Credit Agreement.

SECTION 7.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.10.

32

SECTION 7.11. Severability. In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7.12. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 7.04. Delivery of an executed signature page to this Agreement by facsimile transmission or other electronic image transmission (e.g., “PDF” or “TIF” via electronic mail) shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 7.13. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 7.14. Jurisdiction; Consent to Service of Process. (a) Each of the Grantors hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or Federal court of the United States of America, sitting in the Borough of Manhattan in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the Loan Parties hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the Loan Parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Collateral Agent, the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Grantor or its properties in the courts of any jurisdiction.

(b) Each of the Loan Parties hereby irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (a) of this Section 7.14. Each of the Loan Parties hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c) Each of the parties hereto hereby irrevocably consents to service of process in the manner provided for notices in Section 7.01. Nothing in this Agreement or any other Loan Document will affect the right of any party hereto to serve process in any other manner permitted by law.

33

SECTION 7.15. Termination or Release. (a) This Agreement, the guarantees made herein, the Security Interest, the pledge of the Pledged Collateral and all other security interests granted hereby shall automatically terminate upon the Discharge of the Obligations.

(b) A Subsidiary Guarantor shall automatically be released from its obligations hereunder and the Security Interests created hereunder in the Collateral of such Subsidiary Guarantor shall be automatically released upon the consummation of any transaction permitted by the Credit Agreement as a result of which such Subsidiary Guarantor ceases to be a Subsidiary.

(c) Upon any sale or other transfer by any Grantor of any Collateral that is permitted under the Loan Documents to any Person that is not the Borrower or a Guarantor, or, upon the effectiveness of any approval, authorization, consent or ratification by the Required Lenders pursuant to Section 9.08 of the Credit Agreement, the Security Interest in such Collateral shall be automatically released.

(d) In connection with any termination or release pursuant to paragraph (a), (b) or (c) above, the Collateral Agent shall promptly execute and deliver, as applicable, to any Grantor, at such Grantor’s expense, all Uniform Commercial Code termination statements, all releases in connection with all filings made in the United States Patent and Trademark Office, and in the United States Copyright Office and similar documents that such Grantor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 7.15 shall be without recourse to or representation or warranty by the Collateral Agent or any Secured Party. Without limiting the provisions of Section 7.06, the Borrower shall reimburse the Collateral Agent upon demand for all costs and out of pocket expenses, including the reasonable fees, charges and expenses of counsel, incurred by it in connection with any action contemplated by this Section 7.15.

SECTION 7.16. Additional Subsidiaries. Any Subsidiary that is required to become a party hereto pursuant to Section 5.12 of the Credit Agreement shall enter into this Agreement as a Subsidiary Guarantor and a Grantor upon becoming such a Subsidiary. Upon execution and delivery by the Collateral Agent and such Subsidiary of a supplement in the form of Exhibit A hereto, such Subsidiary shall become a Subsidiary Guarantor and a Grantor hereunder with the same force and effect as if originally named as a Subsidiary Guarantor and a Grantor herein. The execution and delivery of any such instrument shall not require the consent of any other Loan Party hereunder. The rights and obligations of each Loan Party hereunder shall remain in full force and effect notwithstanding the addition of any new Loan Party as a party to this Agreement.

SECTION 7.17. Right of Setoff. If an Event of Default shall have occurred and is continuing, each Secured Party is hereby authorized with the prior written consent of the Collateral Agent at any time and from time to time, except to the extent prohibited by law, to set off and apply any and all Collateral (including any deposits (general or special, time or demand, provisional or final)) at any time held and other obligations at any time owing by such Secured Party to or for the credit or the account of any Grantor against any and all of the obligations of such Grantor now or hereafter existing under this Agreement and the other Loan Documents held by such Secured Party, irrespective of whether or not such Secured Party shall have made any demand under this Agreement or any other Loan Document and although such obligations may be unmatured. The rights of each Secured Party under this Section 7.17 are in addition to other rights and remedies (including other rights of setoff) which such Secured Party may have.

34

SECTION 7.18. Keepwell. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Loan Party to honor all of its obligations under this Guaranty in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 7.18 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 7.18, or otherwise under this Guaranty, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section shall remain in full force and effect until a Discharge of the Obligations. Each Qualified ECP Guarantor intends that this Section 7.18 constitute, and this Section 7.18 shall

[Remainder of page intentionally left blank]

35

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

SPORTSMAN’S WAREHOUSE, INC.,

By:	/s/ Kevan Talbot
	Name:	Kevan Talbot
	Title:	Chief Financial Officer

SPORTSMAN’S WAREHOUSE HOLDINGS, INC.,

By:	/s/ Kevan Talbot
	Name:	Kevan Talbot
	Title:	Chief Financial Officer

MINNESOTA MERCHANDISING CORP,

By:	/s/ Kevan Talbot
	Name:	Kevan Talbot
	Title:	Chief Financial Officer

SPORTSMAN’S WAREHOUSE SOUTHWEST, INC.,

By:	/s/ Kevan Talbot
	Name:	Kevan Talbot
	Title:	Chief Financial Officer

PACIFIC FLYWAY WHOLESALE LLC,

By:	/s/ Kevan Talbot
	Name:	Kevan Talbot
	Title:	Chief Financial Officer

36

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Collateral Agent,

By:	/s/ John D. Toronto
	Name:	John D. Toronto
	Title:	Authorized Signatory

By:	/s/ Michael Spaight
	Name:	Michael Spaight
	Title:	Authorized Signatory

37

Schedule I to the Guarantee and

Collateral Agreement

SUBSIDIARY GUARANTORS

Sportsman’s Warehouse Southwest, Inc., a California corporation

Minnesota Merchandising Corp., a Minnesota corporation

Pacific Flyway Wholesale, LLC, a Delaware limited liability company

Schedule II to the Guarantee and

Collateral Agreement

EQUITY INTERESTS

Issuer	Number of Certificate	Registered Owner	Number and Class of Equity Interest	Percentage of Equity Interests

Sportsman’s Warehouse, Inc.	1	Sportsman’s Warehouse Holdings, Inc.	100 shares of Common Stock	100%

Minnesota Merchandising Corp.	1	Sportsman’s Warehouse Holdings, Inc.	100 shares of Common Stock	100%

Sportsman’s Warehouse Southwest, Inc.	1	Sportsman’s Warehouse, Inc.	100 shares of Common Stock	100%

Pacific Flyway Wholesale, LLC	N/A	Sportsman’s Warehouse, Inc.	Percentage Interests	100% of percentage interest

PLEDGED DEBT SECURITIES

None.

Schedule III to the Guarantee and

Collateral Agreement

COPYRIGHTS OWNED BY SPORTSMAN’S WAREHOUSE, INC.

None.

PATENTS OWNED BY SPORTSMAN’S WAREHOUSE, INC.

None.

TRADEMARKS OWNED BY SPORTSMAN’S WAREHOUSE, INC.

Schedule III to the Guarantee and

Collateral Agreement

U.S. Trademark Registrations

MARK	REG. DATE	REG. NO.	GRANTOR

SPORTSMAN’S WAREHOUSE HUNTING FISHING CAMPING RELOADING OUTERWEAR FOOTWEAR and design	10/03/2000	2,390,988	Sportsman’s Warehouse, Inc.

VITAL IMPACT	12/14/2004	2,911,265	Sportsman’s Warehouse, Inc.

THE GREAT INDOORS FOR THOSE WHO LOVE THE GREAT OUTDOORS	09/27/2005	3,001,204	Sportsman’s Warehouse, Inc.

SPORTSMAN’S NEWS and design	02/21/2006	3,060,233	Sportsman’s Warehouse, Inc.

SPORTSMAN’S WAREHOUSE EST. 1986 OUTFITTER with design	04/03/2007	3,223,766	Sportsman’s Warehouse, Inc.

SPORTSMAN LITE	12/11/2007	3,354,654	Sportsman’s Warehouse, Inc.

SPORTSMAN’S WAREHOUSE AMERICA’S PREMIER OUTFITTER and design	07/22/2008	3,472,243	Sportsman’s Warehouse, Inc.

SPORTSMAN’S WAREHOUSE	09/01/2009	3,675,144	Sportsman’s Warehouse, Inc.

SPORTSMAN’S WAREHOUSE and design	12/07/2010	3,886,160	Sportsman’s Warehouse, Inc.

SPORTSMAN’S WAREHOUSE AMERICA’S PREMIER OUTFITTER HUNTING · FISHING · CAMPING · RELOADING · OUTERWEAR · FOOTWEAR and design	12/07/2010	3,886,154	Sportsman’s Warehouse, Inc.

LOST RIVER	05/23/2006	3,095,578	Sportsman’s Warehouse, Inc.

ELK HUNTER	11/14/2006	3,172,144	Sportsman’s Warehouse, Inc.

SPORTSMAN’S NEWS THE OFFICIAL	01/01/2013	4,267,214	Sportsman’s

Schedule III to the Guarantee and

Collateral Agreement

MARK	REG. DATE	REG. NO.	GRANTOR

PUBLICATION OF SPORTSMAN’S WAREHOUSE			Warehouse, Inc.

State Trademark Registrations

STATE	MARK	REG. DATE	REG. NO.	GRANTOR

Colorado	SPORTSMAN’S WAREHOUSE HUNTING FISHING CAMPING RELOADING OUTERWEAR FOOTWEAR	02/19/1999	19991032010	Sportsman’s Warehouse, Inc.

Colorado	SPORTS WAREHOUSE INC.	02/19/1999	19991032013	Sportsman’s Warehouse, Inc.

Washington	SPORTSMAN’S WAREHOUSE SUPERIMPOSED OVER AN OUTLINE OF MOUNTAINS	07/23/2007	51,926	Sportsman’s Warehouse, Inc.

Idaho	SPORTSMAN’S WAREHOUSE HUNTING FISHING CAMPING RELOADING OUTERWEAR FOOTWEAR and design	02/08/1999	16237	Sports Warehouse, Inc.

Idaho	SPORTSMAN’S WAREHOUSE	02/08/1999	16236	Sports Warehouse, Inc.

Montana	SPORTSMAN’S WAREHOUSE	05/19/2003	22742	Sports Warehouse, Inc.

Utah	SPORTSMAN’S WAREHOUSE SUPERIMPOSED OVER AN OUTLINE OF MOUNTAINS	01/30/1998 (Renewed 3/19/2008)	UT 37654 2524501- 0190	Sports Warehouse, Inc.

Trade Names

STATE	TRADE NAME	REG. NO.	REG. DATE	GRANTOR

Wyoming	SPORTSMAN’S WAREHOUSE	2000- 000404918	05/25/2000 (Renewed 05/21/2010)	Sports Warehouse, Inc.

Schedule III to the Guarantee and

Collateral Agreement

STATE	TRADE NAME	REG. NO.	REG. DATE	GRANTOR

Colorado	SPORTSMAN’S WAREHOUSE	19991024660	02/09/1999	Sportsman’s Warehouse, Inc.

U.S. Trademark Applications

TRADEMARK	APPLICATION NUMBER	APPLICATION DATE	GRANTOR

TAKE IT OUTSIDE	86/015,232	07/19/2013	Sportsman’s Warehouse, Inc.

SPORTSMAN’S WAREHOUSE AMERICA’S PREMIER OUTFITTER HUNTING FISHING CAMPING RELOADING CLOTHING FOOTWEAR TAKE IT OUTSIDE	86/015,241	07/19/2013	Sportsman’s Warehouse, Inc.

SW	86/004,216	07/08/2013	Sportsman’s Warehouse, Inc.

DESIGN (Outline of Mountain Range)	85/727,803	09/13/2012	Sportsman’s Warehouse, Inc.

RUSTIC RIDGE	85/721,995	09/06/2012	Sportsman’s Warehouse, Inc.

Domain Name Registrations

Domain Name	Privacy Status	Registrar	Registration Date	OWNER

BOYDSSPORTSMANSWAREHOUSE.COM	Public	GoDaddy.com LLC	08/02/2010	Sportsman’s Warehouse

BOYDSSPORTSMANWAREHOUSE.COM	Public	GoDaddy.com LLC	07/18/2010	Sportsman’s Warehouse

***	Private	GoDaddy.com LLC	03/05/2012	Sportsman’s Warehouse

*** Indicates that certain information contained herein has been omitted and confidentially submitted separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule III to the Guarantee and

Collateral Agreement

Domain Name	Privacy Status	Registrar	Registration Date	OWNER

EMAILSW.COM	Public	GoDaddy.com LLC	10/11/2001	Sportsman’s Warehouse

EMAILSW.NET	Public	GoDaddy.com LLC	10/29/2007	Sportsman’s Warehouse

EMAILSW.US	Public	GoDaddy.com LLC	10/29/2007	Sportsman’s Warehouse

***	Private	GoDaddy.com LLC	12/26/2007	Sportsman’s Warehouse

***	Private	GoDaddy.com LLC	12/26/2007	Sportsman’s Warehouse

***	Private	GoDaddy.com LLC	12/27/2007	Sportsman’s Warehouse

***	Private	GoDaddy.com LLC	12/26/2007	Sportsman’s Warehouse

***	Private	GoDaddy.com LLC	12/26/2007	Sportsman’s Warehouse

***	Private	GoDaddy.com LLC	12/26/2007	Sportsman’s Warehouse

PACIFICFLYWAY.NET	Public	GoDaddy.com LLC	10/25/1999	Sportsman’s Warehouse

RUSTICRIDGECO.COM	Public	GoDaddy.com LLC	09/13/2012	Sportsman’s Warehouse

RUSTICRIDGEOUTFITTERS.COM	Public	GoDaddy.com LLC	09/13/2012	Sportsman’s Warehouse

RUSTICRIDGESPORTS.COM	Public	GoDaddy.com LLC	09/13/2012	Sportsman’s Warehouse

RUSTICSPORTSMANS.COM	Public	GoDaddy.com LLC	09/13/2012	Sportsman’s Warehouse

RUSTIKRIDGE.COM	Public	GoDaddy.com LLC	09/05/2012	Sportsman’s Warehouse

*** Indicates that certain information contained herein has been omitted and confidentially submitted separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule III to the Guarantee and

Collateral Agreement

Domain Name	Privacy Status	Registrar	Registration Date	OWNER

SMWDEPOT.COM	Public	GoDaddy.com LLC	04/12/2012	Sportsman’s Warehouse

SMWH.NET	Public	GoDaddy.com LLC	05/02/2004	Sportsman’s Warehouse

SMWOUTPOST.COM	Public	GoDaddy.com LLC	04/12/2012	Sportsman’s Warehouse

SMWSHOP.COM	Public	GoDaddy.com LLC	11/03/2011	Sportsman’s Warehouse

SMWSTORE.COM	Public	GoDaddy.com LLC	11/03/2011	Sportsman’s Warehouse

SPORTMANSWAREHOUSE.COM	Public	GoDaddy.com LLC	10/22/2004	Sportsman’s Warehouse

SPORTSMANS-WAREHOUSE.COM	Public	GoDaddy.com LLC	06/28/2002	Sportsman’s Warehouse

SPORTSMANS-WAREHOUSE.INFO	Public	GoDaddy.com LLC	06/16/2009	Sportsman’s Warehouse

SPORTSMANS-WAREHOUSE.MOBI	Public	GoDaddy.com LLC	06/16/2009	Sportsman’s Warehouse

SPORTSMANS-WAREHOUSE.NET	Public	GoDaddy.com LLC	06/16/2009	Sportsman’s Warehouse

SPORTSMANS-WAREHOUSE.ORG	Public	GoDaddy.com LLC	06/16/2009	Sportsman’s Warehouse

SPORTSMANS-WAREHOUSE.US	Public	GoDaddy.com LLC	06/16/2009	Sportsman’s Warehouse

SPORTSMANS.MOBI	Public	GoDaddy.com LLC	03/06/2007	Sportsman’s Warehouse

SPORTSMANS.NAME	Public	GoDaddy.com LLC	10/12/2007	Sportsman’s Warehouse

SPORTSMANS.ORG	Public	GoDaddy.com LLC	10/25/2001	Sportsman’s Warehouse

Schedule III to the Guarantee and

Collateral Agreement

Domain Name	Privacy Status	Registrar	Registration Date	OWNER

SPORTSMANS.TV	Public	GoDaddy.com LLC	10/08/2007	Sportsman’s Warehouse

SPORTSMANS.WS	Public	GoDaddy.com LLC	10/12/2007	Sportsman’s Warehouse

SPORTSMANSAVIATION.COM	Public	GoDaddy.com LLC	11/08/2007	Sportsman’s Warehouse

SPORTSMANSFISHINGWAREHOUSE.COM	Public	GoDaddy.com LLC	11/10/2011	Sportsman’s Warehouse

SPORTSMANSHUNTINGWAREHOUSE.NET	Public	GoDaddy.com LLC	10/06/2010	Sportsman’s Warehouse

SPORTSMANSNATION.COM	Public	GoDaddy.com LLC	08/18/2008	Sportsman’s Warehouse

SPORTSMANSNATION.ORG	Public	GoDaddy.com LLC	08/18/2008	Sportsman’s Warehouse

SPORTSMANSNEWS.BIZ	Public	GoDaddy.com LLC	02/27/2008	Sportsman’s Warehouse

SPORTSMANSNEWS.COM	Public	GoDaddy.com LLC	03/21/2004	Sportsman’s Warehouse

SPORTSMANSNEWS.INFO	Public	GoDaddy.com LLC	02/27/2008	Sportsman’s Warehouse

SPORTSMANSNEWS.MOBI	Public	GoDaddy.com LLC	09/17/2008	Sportsman’s Warehouse

SPORTSMANSNEWS.NET	Public	GoDaddy.com LLC	12/17/2004	Sportsman’s Warehouse

SPORTSMANSNEWS.ORG	Public	GoDaddy.com LLC	06/27/2006	Sportsman’s Warehouse

SPORTSMANSNEWS.WS	Public	GoDaddy.com LLC	02/27/2008	Sportsman’s Warehouse

***	Private	GoDaddy.com LLC	02/27/2008	Sportsman’s Warehouse

*** Indicates that certain information contained herein has been omitted and confidentially submitted separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule III to the Guarantee and

Collateral Agreement

Domain Name	Privacy Status	Registrar	Registration Date	OWNER

***	Private	GoDaddy.com LLC	12/26/2007	Sportsman’s Warehouse

***	Private	GoDaddy.com LLC	12/26/2007	Sportsman’s Warehouse

***	Private	GoDaddy.com LLC	12/26/2007	Sportsman’s Warehouse

SPORTSMANSWAREHOUS.COM	Public	GoDaddy.com LLC	09/18/2007	Sportsman’s Warehouse

SPORTSMANSWAREHOUSE.BIZ	Public	GoDaddy.com LLC	10/12/2007	Sportsman’s Warehouse

SPORTSMANSWAREHOUSE.CC	Public	GoDaddy.com LLC	10/18/2007	Sportsman’s Warehouse

SPORTSMANSWAREHOUSE.CN	Public	GoDaddy.com LLC	10/18/2007	Sportsman’s Warehouse

SPORTSMANSWAREHOUSE.COM	Public	GoDaddy.com LLC	12/21/1999	Sportsman’s Warehouse

SPORTSMANSWAREHOUSE.COM.CN	Public	GoDaddy.com LLC	10/18/2007	Sportsman’s Warehouse

SPORTSMANSWAREHOUSE.INFO	Public	GoDaddy.com LLC	10/12/2007	Sportsman’s Warehouse

SPORTSMANSWAREHOUSE.MOBI	Public	GoDaddy.com LLC	03/06/2007	Sportsman’s Warehouse

SPORTSMANSWAREHOUSE.NAME	Public	GoDaddy.com LLC	10/12/2007	Sportsman’s Warehouse

SPORTSMANSWAREHOUSE.NET	Public	GoDaddy.com LLC	10/25/1999	Sportsman’s Warehouse

SPORTSMANSWAREHOUSE.NET.CN	Public	GoDaddy.com LLC	10/18/2007	Sportsman’s Warehouse

SPORTSMANSWAREHOUSE.ORG	Public	GoDaddy.com LLC	02/04/2003	Sportsman’s Warehouse

*** Indicates that certain information contained herein has been omitted and confidentially submitted separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule III to the Guarantee and

Collateral Agreement

Domain Name	Privacy Status	Registrar	Registration Date	OWNER

SPORTSMANSWAREHOUSE.ORG.CN	Public	GoDaddy.com LLC	10/18/2007	Sportsman’s Warehouse

SPORTSMANSWAREHOUSE.TV	Public	GoDaddy.com LLC	10/12/2007	Sportsman’s Warehouse

SPORTSMANSWAREHOUSE.US	Public	GoDaddy.com LLC	02/04/2003	Sportsman’s Warehouse

SPORTSMANSWAREHOUSE.WS	Public	GoDaddy.com LLC	10/12/2007	Sportsman’s Warehouse

***	Private	GoDaddy.com LLC	12/26/2007	Sportsman’s Warehouse

***	Private	GoDaddy.com LLC	12/26/2007	Sportsman’s Warehouse

***	Private	GoDaddy.com LLC	12/26/2007	Sportsman’s Warehouse

SPORTSMANSWEARHOUSE.COM	Public	GoDaddy.com LLC	11/27/2005	Sportsman’s Warehouse

SPORTSMANSWH.COM	Public	GoDaddy.com LLC	07/31/2008	Sportsman’s Warehouse

SPORTSMANSWHAREHOUSE.COM	Public	GoDaddy.com LLC	10/30/2008	Sportsman’s Warehouse

***	Private	GoDaddy.com LLC	02/25/2008	Sportsman’s Warehouse

SPORTSMANSWHSE.COM	Public	GoDaddy.com LLC	07/31/2008	Sportsman’s Warehouse

SPORTSMANWAREHOUSE.COM	Public	GoDaddy.com LLC	06/25/2002	Sportsman’s Warehouse

SWOUTPOST.COM	Public	GoDaddy.com LLC	04/12/2012	Sportsman’s Warehouse

THESPORTSMANSWAREHOUSE.INFO	Public	GoDaddy.com LLC	01/21/2011	Sportsman’s Warehouse

*** Indicates that certain information contained herein has been omitted and confidentially submitted separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule III to the Guarantee and

Collateral Agreement

Domain Name	Privacy Status	Registrar	Registration Date	OWNER

SPORTSMANSHUNTINGWAREHOUSE.COM	Public	GoDaddy.com LLC	10/06/2010	Sportsman’s Warehouse

SPORTMANSWEREHOUSE.COM	Public	GoDaddy.com LLC	12/02/2006	Sportsman’s Warehouse

SPORTSMAN-WAREHOUSE.COM	Public	GoDaddy.com LLC	09/29/2004	Sportsman’s Warehouse

YUKONGOLDOUTFITTERS.COM	Public	GoDaddy.com LLC	09/18/2012	Sportsman’s Warehouse

Schedule III to the Guarantee and

Collateral Agreement

COPYRIGHTS OWNED BY SPORTSMAN’S WAREHOUSE HOLDINGS, INC.

None.

PATENTS OWNED BY SPORTSMAN’S WAREHOUSE HOLDINGS, INC.

None.

TRADEMARKS OWNED BY SPORTSMAN’S WAREHOUSE HOLDINGS, INC.

None.

Schedule III to the Guarantee and

Collateral Agreement

COPYRIGHTS OWNED BY SPORTSMAN’S WAREHOUSE SOUTHWEST, INC.

None.

PATENTS OWNED BY SPORTSMAN’S WAREHOUSE SOUTHWEST, INC.

None.

TRADEMARKS OWNED BY SPORTSMAN’S WAREHOUSE SOUTHWEST, INC.

None.

Schedule III to the Guarantee and

Collateral Agreement

COPYRIGHTS OWNED BY MINNESOTA MERCHANDISING CORP.

None.

PATENTS OWNED BY MINNESOTA MERCHANDISING CORP.

None.

TRADEMARKS OWNED BY MINNESOTA MERCHANDISING CORP.

None.

Schedule III to the Guarantee and

Collateral Agreement

COPYRIGHTS OWNED BY PACIFIC FLYWAY WHOLESALE, LLC

None.

PATENTS OWNED BY PACIFIC FLYWAY WHOLESALE, LLC

None.

TRADEMARKS OWNED BY PACIFIC FLYWAY WHOLESALE, LLC

None.

Schedule IV to the Guarantee and

Collateral Agreement

COMMERCIAL TORT CLAIMS

None.

Exhibit A to the Guarantee and

Collateral Agreement

SUPPLEMENT NO. [—] (this “Supplement”) dated as of [—], 20[—] to the Guarantee and Collateral Agreement dated as of November 13, 2012 (the “Guarantee and Collateral Agreement”), among SPORTSMAN’S WAREHOUSE, INC., a Utah corporation (the “Borrower”), SPORTSMAN’S WAREHOUSE HOLDINGS, INC., a Utah corporation (“Holdings”), each Subsidiary of the Borrower from time to time party thereto (each such Subsidiary individually a “Subsidiary Guarantor” and collectively, the “Subsidiary Guarantors”; the Subsidiary Guarantors, Borrower and Holdings are referred to collectively herein as the “Grantors”) and CREDIT SUISSE AG (together with its affiliates, “Credit Suisse”), as collateral agent (in such capacity, the “Collateral Agent”) for the Secured Parties (as defined therein).

A. Reference is made to the Credit Agreement dated as of August 20, 2013 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Holdings, the lenders from time to time party thereto (the “Lenders”) and Credit Suisse AG, as administrative agent for the Lenders and as Collateral Agent.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement or the Guarantee and Collateral Agreement referred to therein, as applicable.

C. The Grantors have entered into the Guarantee and Collateral Agreement in order to induce the Lenders to make Loans. Section 7.16 of the Guarantee and Collateral Agreement provides that additional Subsidiaries may become Subsidiary Guarantors and Grantors under the Guarantee and Collateral Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Grantor”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Guarantor and a Grantor under the Guarantee and Collateral Agreement in order to induce the Lenders to make additional Loans and as consideration for Loans previously made.

Accordingly, the Collateral Agent and the New Grantor agree as follows:

SECTION 1. In accordance with Section 7.16 of the Guarantee and Collateral Agreement, the New Grantor by its signature below becomes a Grantor and Subsidiary Guarantor under the Guarantee and Collateral Agreement with the same force and effect as if originally named therein as a Grantor and Subsidiary Guarantor and the New Grantor hereby (a) agrees to all the terms and provisions of the Guarantee and Collateral Agreement applicable to it as a Grantor and Subsidiary Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor and Subsidiary Guarantor thereunder are true and correct in all material respects on and as of the date hereof (after giving effect to this Supplement) with the same effect as though made on and as of such date (with all references to “the date hereof” contained in the Guarantee and Collateral Agreement being references to the date of this Supplement with respect to the New Grantor), except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date); provided that, in each case, where a representation and warranty is qualified as to materiality or by Material Adverse Effect, the applicable materiality qualifier set forth in clause (b) shall be disregarded for purposes of this condition. In furtherance of the foregoing, the New Grantor, as security for the payment or

Exhibit A to the Guarantee and

Collateral Agreement

performance, as the case may be, in full of the Obligations hereby pledges to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a Security Interest, in all right, title or interest in or to any and all of the assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest. Each reference to a “Grantor” or a “Subsidiary Guarantor” in the Guarantee and Collateral Agreement shall be deemed to include the New Grantor. The Guarantee and Collateral Agreement is hereby incorporated herein by reference.

SECTION 2. The New Grantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Grantor and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. The New Grantor hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of any and all Equity Interests and Pledged Debt Securities now owned by the New Grantor, (b) set forth on Schedule II attached hereto is a true and correct schedule of any and all Intellectual Property applications or registrations now owned by the New Grantor, (c) set forth on Schedule III attached hereto is a true and correct schedule of any and all Commercial Tort Claims now held by the New Grantor and (d) set forth under its signature hereto, is the true and correct legal name of the New Grantor and its jurisdiction of organization. Such schedules supplement Schedules II, III and IV, respectively, to the Collateral & Guarantee Agreement and shall be deemed a part thereof for all purposes of the Collateral & Guarantee Agreement.

SECTION 5. Except as expressly supplemented hereby, the Guarantee and Collateral Agreement shall remain in full force and effect.

SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guarantee and Collateral Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid

Exhibit A to the Guarantee and

Collateral Agreement

provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8. All communications and notices hereunder shall (except as otherwise expressly permitted by the Guarantee and Collateral Agreement) be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to the New Grantor shall be given to it in care of the Borrower as provided in Section 9.01 of the Credit Agreement.

SECTION 9. The New Grantor agrees to reimburse the Collateral Agent for its out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent (subject to the limitations set forth in Section 9.05 of the Credit Agreement).

Exhibit A to the Guarantee and

Collateral Agreement

IN WITNESS WHEREOF, the New Grantor and the Collateral Agent have duly executed this Supplement to the Guarantee and Collateral Agreement as of the day and year first above written.

[NAME OF NEW SUBSIDIARY],

by

Name:
Title:
Address:
Legal Name:
Jurisdiction of Formation:

CREDIT SUISSE AG, as Collateral Agent,

by

Name:
Title:

by

Name:
Title:

Exhibit A to the Guarantee and

Collateral Agreement

Collateral of the New Grantor

EQUITY INTERESTS

Issuer	Number of Certificate	Registered Owner	Number and Class of Equity Interest	Percentage of Equity Interests

PLEDGED DEBT SECURITIES

Issuer	Principal Amount	Date of Note	Maturity Date

INTELLECTUAL PROPERTY

[Follow format of Schedule III to the

Guarantee and Collateral Agreement.]

1

Exhibit B to the Guarantee and

Collateral Agreement

FORM OF PERFECTION CERTIFICATE

[See attached]

2

PERFECTION CERTIFICATE

August 20, 2013

Reference is made to the Credit Agreement (the “Term Credit Agreement”), dated as of August 20, 2013, by and among Sportsman’s Warehouse, Inc., a Utah corporation, as Borrower, Sportsman’s Warehouse Holdings, Inc., a Utah corporation, as Holdings, the lenders from time to time party thereto, and Credit Suisse AG, as administrative agent (in such capacity, the “Term Administrative Agent”) and as collateral agent (in such capacity, the “Term Collateral Agent”).

Reference is also made to that certain Third Amendment to Credit Agreement (the “ABL Facility Amendment”), dated as of August 20, 2013, by and among the Borrower, as lead borrower, the other Borrowers and Guarantors party thereto, Wells Fargo Bank, National Association, as administrative agent (in such capacity, the “ABL Administrative Agent”), collateral agent (in such capacity, the “ABL Collateral Agent”) and swing line lender, and the other lenders party thereto, with respect to the Credit Agreement, dated as of May 28, 2010, by, among others, Borrower, as lead borrower, the other Borrowers and Guarantors party thereto from time to time, the lenders party thereto from time to time, and the ABL Administrative Agent (as amended, restated, supplemented and otherwise modified and in effect from time to time, the “ABL Credit Agreement”).

Capitalized terms used but not defined herein have the meanings set forth in the Term Credit Agreement, the Guarantee and Collateral Agreement referred to therein (the “Term Guarantee and Collateral Agreement”), the ABL Credit Agreement or the Security Agreement referred to therein (the “ABL Security Agreement”), as applicable.

The undersigned, a Responsible Officer of each of the Loan Parties, hereby certifies solely in its capacity as an officer of such entities and not in an individual capacity, as of the date hereof, to the Term Administrative Agent, Term Collateral Agent and each other Secured Party (as defined in the Term Guarantee and Collateral Agreement), and to the ABL Administrative Agent, ABL Collateral Agent and each other Credit Party (as defined in the ABL Credit Agreement) as follows:

1. Names.

(a)	Legal Names, Types of Organization, Jurisdictions of Organization and Organizational Identification Numbers. The full and exact legal name (as it appears in each respective certificate or articles of incorporation, limited liability membership agreement or similar organizational documents, in each case as amended to date), the type of organization, the jurisdiction of organization, organizational identification number and tax identification number of each Loan Party are set forth in the table below. Each Loan Party is a registered organization in the jurisdiction of organization indicated:

Name of Loan Party	Type of Organization	Jurisdiction of Organization	State Organizational ID Number	Federal Tax ID Number
Sportsman’s Warehouse Holdings, Inc.	Corporation	Utah	1467586-0142	39-1975614

Sportsman’s Warehouse, Inc.	Corporation	Utah	991589-0142	87-0452614

Minnesota Merchandising Corp.	Corporation	Minnesota	678698-2	20-0942908

Sportsman’s Warehouse Southwest, Inc.	Corporation	California	C2888368	20-5218590

Pacific Flyway Wholesale, LLC	Limited Liability Company	Delaware	4739552	27-1088315

(b)	Changes in Names, Jurisdiction of Organization or Corporate Structure. Except as set forth below, no Loan Party has changed its identity or organizational structure in any way within the past five years. Changes in identity or organizational structure would include mergers, consolidations and acquisitions, as well as any change in the legal name or the form, nature or jurisdiction of organization. If any such change has occurred, include below a description of any such changes, the current legal name and any former legal names used by such Loan Party in the past five years as to each acquiree or constituent party to a merger or consolidation.

Name of Loan Party	Description of Change
Sportsman’s Warehouse, Inc.	On October 26, 2009, Pacific Flyway Wholesale, Inc. a Utah corporation, merged with and into Sportsman’s Warehouse, Inc., the “Surviving Corporation”.

(c)	Acquisitions of Equity Interests or Assets. Except as set forth below, no Loan Party has acquired substantially all the equity interests or assets of another entity within the past five years:

In March 2013, Sportsman’s Warehouse, Inc. acquired from Wholesale Sports USA, Inc. (formerly known as UFA Holdings, Inc.) all assets related to their stores in the United States, which assets were comprised of inventory and fixed assets and, with respect to 10 of the 15 stores, the assumption of property leases. No intellectual property was acquired in this transaction.

(d)	Trade Names. The following is a list of all other names (other than names listed in Section l(b) above), including trade names or similar appellations, used by each Loan Party or any of its divisions or other business units in connection with the conduct of its business or the ownership of its properties at any time during the past five years:

None.

2.

Filings. Uniform Commercial Code financing statements attached as Schedule 2A hereto have been prepared for filing in the proper Uniform Commercial Code filing office in the jurisdiction in which each Loan Party is located (within the meaning of Section 9-307 of the New York UCC) and, to the extent any of the collateral is comprised of fixtures, timber to be cut or as extracted collateral from the wellhead or minehead. Set forth below is a schedule of the appropriate filing offices for the filings attached as Schedule 2A and for the filings described in Section 10 below

2

and attached as Schedule 10A and Schedule 10B hereto. Except as set forth below, no other actions are required to create, preserve, protect and perfect the security interest in the Collateral granted to the Term Collateral Agent, the ABL Collateral Agent and/or the other Secured Parties:

Loan Party	Type of Filing	Filing Office
Sportsman’s Warehouse Holdings, Inc.	UCC-1	Utah Department of Commerce, Division of Corporations and Commercial Code

Sportsman’s Warehouse, Inc.	UCC-1	Utah Department of Commerce, Division of Corporations and Commercial Code
	USPTO Filing	United States Patent and Trademark Office

Minnesota Merchandising Corp.	UCC-1	Minnesota Secretary of State

Sportsman’s Warehouse Southwest, Inc.	UCC-1	California Secretary of State

Pacific Flyway Wholesale, LLC	UCC-1	Delaware Secretary of State

3.	File Search Reports. File search reports have been obtained from each Uniform Commercial Code filing office identified with respect to such Loan Party in Section 2 hereof, and such search reports reflect no Liens against any of the Collateral other than those permitted under the Term Credit Agreement and the ABL Credit Agreement.

4.	Current Locations.

(a)	Chief Executive Offices and Mailing Addresses. The chief executive office address and the preferred mailing address (if different than chief executive office) of each Loan Party are as follows:

Name of Loan Party	Address of Chief Executive Office	Mailing Address
Sportsman’s Warehouse Holdings, Inc.	7035 S. High Tech Drive, Suite 200 Midvale, Utah 84047	7035 S. High Tech Drive, Suite 200 Midvale, Utah 84047

Sportsman’s Warehouse, Inc.	7035 S. High Tech Drive, Suite 200 Midvale, Utah 84047	7035 S. High Tech Drive, Suite 200 Midvale, Utah 84047

Minnesota Merchandising Corp.	7035 S. High Tech Drive, Suite 200 Midvale, Utah 84047	7035 S. High Tech Drive, Suite 200 Midvale, Utah 84047

Sportsman’s Warehouse Southwest, Inc.	7035 S. High Tech Drive, Suite 200 Midvale, Utah 84047	7035 S. High Tech Drive, Suite 200 Midvale, Utah 84047

Pacific Flyway Wholesale, LLC	7035 S. High Tech Drive, Suite 200 Midvale, Utah 84047	7035 S. High Tech Drive, Suite 200 Midvale, Utah 84047

3

(b)	Set forth below are all the locations where each Loan Party owns or leases any real property and, in the case of any such real property owned in fee, an estimate of the fair market value thereof and the applicable filing offices for such real property. Except as described below, no Loan Party has entered into any leases, subleases, tenancies, franchise agreements, licenses or other occupancy arrangements as owner, lessor, sublessor, licensor, franchisor or Loan Party with respect to any of the real property described below, and no Loan Party has any leases which require the consent of the landlord, tenant or other party thereto to the Transactions:

Loan Party	Address/City/State/Zip Code	County	Type of Location[1]	Owned or Leased
Sportsman’s Warehouse, Inc.	1750 South Greenfield Rd., Mesa, AZ 85206-3481	Maricopa	Store	Leased

Sportsman’s Warehouse, Inc.	19205 North 27th Ave., Phoenix, AZ 85027	Maricopa	Store	Leased[2]

Sportsman’s Warehouse, Inc.	1675 Rocky Mountain Ave., Loveland, CO 80538	Larimer	Store	Leased

Sportsman’s Warehouse, Inc.	11 West 84th Ave, Thornton, CO 80260	Adams	Store	Leased

Sportsman’s Warehouse, Inc.	921 SE Oralabor Rd., Ankeny, IA 50021	Polk	Store	Leased

Sportsman’s Warehouse, Inc.	165 West 7200 South, Midvale, UT 84047	Salt Lake	Store	Leased[3]

Sportsman’s Warehouse, Inc.	8681 Old Seward Highway, Anchorage, AK 99515	Municipality of Anchorage	Store	Leased

Sportsman’s Warehouse, Inc.	423 Merhar Avenue, Fairbanks, AK 99701-3166	Fairbanks North Star Borough	Store	Leased

Sportsman’s Warehouse, Inc.	44402 Sterling Highway, Soldotna, AK 99669-8033	Kenai Peninsula Borough	Store	Leased

Sportsman’s Warehouse, Inc.	1901 East Parks Highway, Wasilla, AK 99654	Matanuska-Susitna Borough	Store	Leased

Sportsman’s Warehouse, Inc.	3945 West Costco Drive, Marana (Tucson), AZ 85741	Pima	Store	Leased

Sportsman’s Warehouse Southwest, Inc.	1659 Hilltop Drive, Redding, CA 96002-0240	Shasta	Store	Leased

[1]	* indicates property is a chattel paper location.
[2]	This property is also subject to a License Agreement dated September 26, 2012 by and between Sportsman’s Warehouse, Inc. and Hot Diggity Dog, a private vendor as Licensee. Licensee operates a hot dog stand on approximately 100 square feet of space upon a portion of the sidewalk serving the property.
[3]	This property is also subject to a License Agreement dated October 17, 2012, by and between Sportsman’s Warehouse, Inc. and Luly’s LLC, a Utah limited liability company. Licensee operates a taco stand on the premises.

4

Loan Party	Address/City/State/Zip Code	County	Type of Location[1]	Owned or Leased
Sportsman’s Warehouse Southwest, Inc. (an assignee of Sportsman’s Warehouse, Inc.)	6640 Lonetree Blvd., Rocklin, CA 95765	Placer	Store	Leased

Sportsman’s Warehouse, Inc.	555 North Chelton Road, Colorado Springs, CO 80909-5217	El Paso	Store	Leased

Sportsman’s Warehouse, Inc.	2464 US Highway 6 & 50, Suite A, Grand Junction, CO 81505	Mesa	Store	Leased

Sportsman’s Warehouse, Inc.	2909 South 25th East, Idaho Falls, ID 83405	Bonneville	Store	Leased

Sportsman’s Warehouse, Inc.	2002 Thain Grade, Lewiston, ID, 83501-4105	Nez Perce	Store	Leased

Sportsman’s Warehouse, Inc.	3797 East Fairview Avenue, Meridian, ID 83642	Ada	Store	Leased

Sportsman’s Warehouse, Inc.	16865 North Market Place Blvd., Nampa, ID 83687	Canyon	Store	Leased

Sportsman’s Warehouse, Inc.	1940 Bridgeview Blvd., Twin Falls, ID 83301	Twin Falls	Store	Leased

Sportsman’s Warehouse, Inc.	2200 War Admiral Way, Suite 140, Lexington, KY 40509	Lexington-Fayette	Store	Leased

Sportsman’s Warehouse, Inc.	130 Marathon Way, Southaven, MS 38671	DeSoto	Store	Leased

Sportsman’s Warehouse, Inc.	5647 Centennial Center Boulevard, Las Vegas, NV 89149-7104	Clark	Store	Leased

Sportsman’s Warehouse, Inc.	3306 Kietzke Lane, Reno, NV 89502	Washoe	Store	Leased

Sportsman’s Warehouse, Inc.	1450 Renaissance Blvd. NE, Albuquerque, NM 87107	Bernalillo	Store	Leased

Sportsman’s Warehouse, Inc.	4905 E. Main St., Farmington NM 87402-8657	San Juan	Store	Leased

Sportsman’s Warehouse, Inc.	1710 Delta Waters Road, Medford, OR 97504	Jackson	Store	Leased

Sportsman’s Warehouse, Inc.	476 Piney Grove Road, Columbia, SC 29210	Lexington	Store	Leased

Sportsman’s Warehouse, Inc.	6241 Perimeter Drive, Suite 101, Chattanooga, TN 37421	Hamilton	Store	Leased

Sportsman’s Warehouse, Inc.	1075 South University Avenue, Provo, UT 84601	Utah	Store	Leased

Sportsman’s Warehouse, Inc.	7035 S. High Tech Drive, Suite 200, Midvale, UT 84047	Salt Lake	Headquarters*	Leased

5

Loan Party	Address/City/State/Zip Code	County	Type of Location[1]	Owned or Leased
Sportsman’s Warehouse, Inc.	1137 West Riverdale Road, Riverdale, UT 84405	Weber	Store	Leased

Sportsman’s Warehouse, Inc.	2957 East 850 North, St. George, UT 84790	Washington	Store	Leased

Sportsman’s Warehouse, Inc.	9669 South Prosperity Road, West Jordan, UT 84081	Salt Lake	Warehouse	Leased[4]

Sportsman’s Warehouse, Inc.	3550 Ferncliff Avenue N.W., Roanoke, VA 24017	Roanoke	Store	Leased

Sportsman’s Warehouse, Inc.	120 31st Avenue SE, Suite G, Puyallup, WA 98374	Pierce	Store	Leased

Sportsman’s Warehouse, Inc.	4120 East 2nd Street, Casper, WY 82609-2319	Natrona	Store	Leased

Sportsman’s Warehouse, Inc.	3745 East Lincoln Way, Cheyenne, WY 82001	Laramie	Store	Leased

Sportsman’s Warehouse, Inc.	41 W. 84th Avenue, Thornton, CO 80260.	Adams	Out parcel	Owned[5]

Sportsman’s Warehouse, Inc.	1443 South Carson Street, Carson City, NV 89701	Carson City	Store	Leased

Sportsman’s Warehouse, Inc.	611 Valley Mall Parkway, East Wenatchee, WA 98801	Chelan	Store	Leased

Sportsman’s Warehouse, Inc.	18645 NW Tanasbourne Drive, Hillsboro, OR 97124-7129	Washington	Store	Leased

Sportsman’s Warehouse, Inc.	91 E 1400 N, Logan, Utah 84341	Cache	Store	Leased

Pacific Flyway Wholesale, LLC	1630 South 5070 West, Salt Lake City, UT 84104 1730 South 5200 West Salt Lake City, UT 84104[6]	Salt Lake	Warehouse	Leased

Sportsman’s Warehouse, Inc.	2214 Tschache Lane, Bozeman, Montana 59715	Gallatin	Store	Leased

Sportsman’s Warehouse, Inc.	2990 N. Sanders Road, Helena, Montana 59601	Lewis and Clark	Store	Leased

Sportsman’s Warehouse, Inc.	2323 North Reserve Street, Missoula, Montana 59808	Missoula	Store	Leased

Sportsman’s Warehouse, Inc.	63492 Hunnell Road, Bend, Oregon 97701	Deschutes	Store	Leased

Sportsman’s Warehouse, Inc.	9401 East 82nd Avenue, Portland (Clackamas), Oregon 97222	Multnomah	Store	Leased

[4]	This property is also subject to a Sublease dated September 12, 2012 between Sportsman’s Warehouse, Inc. and Integracore, LLC.
[5]	The estimated market value is $376,768.
[6]	This location is for a powder bunker at the facility, which is part of the lease.

6

Loan Party	Address/City/State/Zip Code	County	Type of Location[1]	Owned or Leased
Sportsman’s Warehouse, Inc.	1260 Lancaster Drive SE, Salem, Oregon 97317	Marion	Store	Leased

Sportsman’s Warehouse, Inc.	1405 S. 348th Street, Federal Way, Washington 98003	King	Store	Leased

Sportsman’s Warehouse, Inc.	6603 West Canal Drive, Kennewick, Washington 99336	Benton	Store	Leased

Sportsman’s Warehouse, Inc.	9577 Ridgetop Blvd., N.W., Suite 150, Silverdale, Washington 98383	Kitsap	Store	Leased

Sportsman’s Warehouse, Inc.	11505 NE Fourth Plan Road, Vancouver, Washington 98662	Clark	Store	Leased

Sportsman’s Warehouse, Inc.	***	Salt Lake	Apartment Lease for CEO	Leased

(c)	Set forth below opposite the name of each Loan Party are all locations where such Loan Party maintains any books or records relating to any Collateral (with each location at which chattel paper, if any, is kept being indicated by an “*”):

See Sections 4(a) and 4(b) above.

(d)	Set forth below opposite the name of each Loan Party are all the locations where such Loan Party maintains any material amount (fair market value of $250,000 or more) of its tangible personal property of such Loan Party (whether or not in the possession of such Loan Party) not identified in Section 4(a) or 4(b):

None.

(e)	Set forth below opposite the name of each Loan Party are the names and addresses of all Persons other than such Loan Party, such as lessees, consignees, warehousemen, bailees or purchasers of chattel paper, that have possession of any material amount (fair market value of $250,000 or more) of tangible personal property of such Loan Party:

None.

(f)	Set forth below opposite the name of each Loan Party are the addresses of all other places of business not listed above:

None.

5.	Deposit and Securities Accounts. Set forth below is a true and correct list of each deposit account, securities accounts, or commodity accounts held by each Loan Party, including the name of each institution where each such account is held, the name of such account, the account number of such account and the name of each Person that holds such account:

*** Indicates that certain information contained herein has been omitted and confidentially submitted separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7

U.S. Bank National Association

One US Bank Plaza

7th & Washington

St. Louis, Missouri 63101

Loan Party	Account Number	Account Type
Sportsman’s Warehouse, Inc.	***	Concentration Account

	***	Controlled Disbursement

	***	Main Operating Account

	***	Depository Account

	***	Depository Account

	***	Depository Account

	***	Depository Account

	***	Depository Account

	***	Depository Account

	***	Depository Account

	***	Depository Account

	***	Depository Account

	***	Depository Account

	***	Depository Account

	***	Depository Account

	***	Depository Account

	***	Depository Account

	***	Depository Account

	***	Depository Account

	***	Depository Account

	***	Depository Account

	***	Depository Account

	***	Depository Account

	***	Depository Account

	***	Depository Account

Sportsman’s Warehouse Holdings, Inc.	***	Operating Account

Pacific Flyway Wholesale, LLC	***	Collateral (Depository)

	***	Controlled Disbursement

	***	Operating Account

Sportsman’s Warehouse Southwest, Inc.	***	Depository Account

*** Indicates that certain information contained herein has been omitted and confidentially submitted separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

8

Wells Fargo Bank, N.A.

299 South Main St., 4th Floor

SLC, UT 84111

Loan Party	Account Number	Account Type
Sportsman’s Warehouse, Inc.	***	Collateral (Depository)

	***	Operating Account

	***	Depository Account

	***	Depository Account

	***	Depository Account

	***	Depository Account

	***	Depository Account

	***	Depository Account

	***	Depository Account

	***	Depository Account

	***	Depository Account

	***	Depository Account

	***	Depository Account

	***	Depository Account

	***	Depository Account

	***	Depository Account

	***	Depository Account

	***	Depository Account

	***	Depository Account

	***	Depository Account

	***	Depository Account

	***	Depository Account

	***	Depository Account

	***	Depository Account

	***	Depository Account

	***	Depository Account

	***	Depository Account

	***	Controlled Disbursement

Pacific Flyway Wholesale, LLC	*** ***	Controlled Disbursement Operating Account

6.	Unusual Transactions. Except as described below, all Accounts Receivable have been originated by the Loan Parties and all Inventory has been acquired by the Loan Parties in the ordinary course of business.

None.

7.	Insurance Policies. Set forth below is a schedule setting forth each insurance policy covering any Group Member in effect as of the Closing Date.

*** Indicates that certain information contained herein has been omitted and confidentially submitted separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

9

Policy Description	Insurer	Broker	Policy Number	Expiration Date
Directors & Officers, Employment Practices, Third Party Discrimination, Fiduciary	National Union Fire Insurance Co.	Diversified Insurance/Carpenter Moore	***	4/1/14

D&O EPLI – Excess	Federal Insurance Company	Diversified Insurance/Carpenter Moore	***	4/1/14

Worker’s Compensation (CA Locations)	Cypress Ins. Co.	Lockton Companies	***	11/1/13

Worker’s Compensation (OR Locations)	Continental Divide Ins Co.	Lockton Companies	***	11/1/13

Worker’s Compensation (All other Locations)	Berkshire Hathaway	Lockton Companies	***	11/1/13

General Liability (California/ Nevada Stores)	Nationwide Mutual Insurance	Lockton Companies	***	11/1/13

General Liability (Kentucky/Mississippi Stores)	Nationwide Property & Casualty Insurance Co.	Lockton Companies	***	11/1/13

General Liability (Alaska Stores)	Scottsdale	Lockton Companies	***	11/1/13

General Liability (All other locations)	Depositor’s Insurance Co	Lockton Companies	***	11/1/13

Property	Affiliated FM	Lockton Companies	***	11/1/13

Umbrella	National Union Fire Ins of PA	Lockton Companies	***	11/1/13

XS Quake	QBE	Lockton Companies	***	11/1/13

Auto	Depositors Ins. Co.	Lockton Companies	***	11/1/13

Ocean Cargo	Lloyds of London	Lockton Companies	***	11/1/13

Crime	National Union Fire of PA	Lockton Companies	***	11/1/13

Network Security	Network Security	Lockton Companies	***	11/1/13

8.	Equity Ownership and other Equity Interests. Set forth below opposite each Loan Party’s name is a true and correct list of all the issued and outstanding capital stock or other equity interests held of record and/or beneficially owned by such Loan Party (including, without any limitation, any equity investment of such Loan Party that represents 50% or less of the equity of the entity in which such investment was made). Attached hereto as Exhibit A is a true and correct organizational chart showing the ownership of each Loan Party and all of its affiliates.

*** Indicates that certain information contained herein has been omitted and confidentially submitted separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

10

Name of Loan Party	Name of Issuer	Type of Organization	Class of Capital Stock	Certificate No.(s)	Number of Shares or Equity Interests	Percentage of Outstanding Shares or Equity Interests	Par Value
Sportsman’s Warehouse Holdings, Inc.	Sportsman’s Warehouse, Inc.	Corporation	Common Stock	1	100 shares	100%	$0.01 par value

Sportsman’s Warehouse Holdings, Inc.	Minnesota Merchandising Corp.	Corporation	Common Stock	1	100 shares	100%	$0.01 par value

Sportsman’s Warehouse, Inc.	Sportsman’s Warehouse Southwest, Inc.	Corporation	Common Stock	1	100 shares	100%	$0.01 par value

Sportsman’s Warehouse, Inc.	Pacific Flyway Wholesale, LLC	Limited liability company	Percentage interests	N/A	100% of percentage interests	100%	N/A

9.	Debt Instruments. Set forth below is a true and correct list of all promissory notes and any other instruments evidencing indebtedness of any Loan Party held by the Loan Parties, including all intercompany notes between the Loan Parties:

None.

10.	US Intellectual Property. Attached hereto as Schedule 10A in proper form for filing with the United States Patent and Trademark Office is a true and complete schedule setting forth all of each Loan Party’s United States issued Patents, Patent applications, Trademark applications and Trademark registrations, including the name of the registered owner and the application/registration number, as applicable, of each issued Patent, Patent application, Trademark application and Trademark registration owned by any Loan Party. Attached hereto as Schedule 10B in proper form for filing with the United States Copyright Office is a true and complete schedule setting forth all of each Loan Party’s United States Copyright registrations and applications, including the name of the registered owner and the application/registration number of each such Copyright registration owned by any Loan Party. Attached hereto as Schedule 10C is a description of all material intellectual property licenses (whether the Loan Party is licensor or licensee).

11.	Foreign Intellectual Property. Attached hereto as Schedule 11A is a true and complete schedule setting forth all of each Loan Party’s non-U.S. Patents and Patent applications, Trademark registrations and Trademark applications, including the name of the registered owner and the application/registration number, as applicable, of each non-U.S. issued Patent, Patent application, Trademark registration and Trademark application owned by any Loan Party. Attached hereto as Schedule 11B is a true and complete schedule setting forth all of each Loan Party’s non-U.S. Copyright registrations and applications, including the name of the registered owner and the application/registration number of each such non-U.S. Copyright registration owned by any Loan Party.

11

12.	Taxes. Set forth below is a true and correct list of all delinquent taxes due for any Loan Party (including, but not limited to, all payroll taxes, personal property taxes, real estate or income taxes).

None.

13.	Assignment of Claims Act. Set forth below is a true and correct list of all written contracts between any Loan Party and the United States government or any department or agency thereof that have a remaining value of at least $250,000, setting forth the contract number, name and address of contracting officer (or other party to whom a notice of assignment under the Assignment of Claims Act should be sent), contract start date and end date, agency with which the contract was entered into, and a description of the contract type.

None.

14.	Commercial Tort Claims and Judgments. Set forth below is a description of each commercial tort claim or judgment held by each Loan Party:

None.

15.	Letters of Credit. Set forth below is a true and correct list of all letters of credit issued in favor of each Loan Party, as beneficiary thereunder:

None.

[Signature Page Follows]

12

IN WITNESS WHEREOF, the undersigned have duly executed this Perfection Certificate as of the date first written above.

SPORTSMAN’S WAREHOUSE, INC.

By:
Name: Kevan Talbot Title: Chief Financial Officer

SPORTSMAN’S WAREHOUSE HOLDINGS, INC.

By:
Name: Kevan Talbot Title: Chief Financial Officer

MINNESOTA MERCHANDISING CORP.

By:
Name: Kevan Talbot Title: Chief Financial Officer

SPORTSMAN’S WAREHOUSE SOUTHWEST, INC.

By:
Name: Kevan Talbot Title: Chief Financial Officer

PACIFIC FLYWAY WHOLESALE, LLC

By:
Name: Kevan Talbot Title: Chief Financial Officer

Signature Page to Perfection Certificate

Schedule 10A

to the Perfection Certificate

U.S. TRADEMARKS

Federal Trademark	Registration #	Registration Date
SPORTSMAN’S WAREHOUSE HUNTING FISHING CAMPING RELOADING OUTERWEAR FOOTWEAR and design	2,390,988	10/03/2000

VITAL IMPACT	2,911,265	12/14/2004

THE GREAT INDOORS FOR THOSE WHO LOVE THE GREAT OUTDOORS	3,001,204	09/27/2005

SPORTSMAN’S NEWS and design	3,060,233	02/21/2006

SPORTSMAN’S WAREHOUSE EST. 1986 OUTFITTER with design	3,223,766	04/03/2007

SPORTSMAN LITE	3,354,654	12/11/2007

SPORTSMAN’S WAREHOUSE AMERICA’S PREMIER OUTFITTER and design	3,472,243	07/22/2008

SPORTSMAN’S WAREHOUSE	3,675,144	09/01/2009

SPORTSMAN’S WAREHOUSE and design	3,886,160	12/07/2010

ELK HUNTER	3,172,144	11/14/2006

SPORTSMAN’S WAREHOUSE AMERICA’S PREMIER OUTFITTER HUNTING • FISHING • CAMPING • RELOADING • OUTERWEAR • FOOTWEAR and design	3,886,154	12/07/2010

LOST RIVER	3,095,578	05/23/2006

SPORTSMAN’S NEWS THE OFFICIAL PUBLICATION OF SPORTSMAN’S WAREHOUSE	4,267,214	01/01/2013

Schedule 10A

to the Perfection Certificate

State Trademark Registrations:

State	State Trademark	Registration #	Date
Utah	SPORTSMAN’S WAREHOUSE SUPERIMPOSED OVER AN OUTLINE OF MOUNTAINS	UT 37654 2524501-0190	01/30/1998 (Renewed 3/19/2008)

Idaho	SPORTSMAN’S WAREHOUSE HUNTING FISHING CAMPING RELOADING OUTERWEAR FOOTWEAR and design	16237	02/08/1999

Idaho	SPORTSMAN’S WAREHOUSE	16236	02/08/1999

Colorado	SPORTSMAN’S WAREHOUSE HUNTING FISHING CAMPING RELOADING OUTERWEAR FOOTWEAR	19991032010	02/19/1999

Colorado	SPORTS WAREHOUSE INC.	19991032013	02/19/1999

Montana	SPORTSMAN’S WAREHOUSE	22742	05/19/2003

Washington	SPORTSMAN’S WAREHOUSE SUPERIMPOSED OVER AN OUTLINE OF MOUNTAINS	51,926	07/23/2007

Trade Name Registrations:

State	Trade Name	Registration #	Date
Wyoming	SPORTSMAN’S WAREHOUSE	2000-000404918	05/25/2000 (Renewed 05/21/2010)

Colorado	SPORTSMAN’S WAREHOUSE	19991024660	02/09/1999

Trademark Applications:

Trademark	Application Number	Application Date
TAKE IT OUTSIDE	86/015,232	07/19/2013

SPORTSMAN’S WARESHOUSE AMERICA’S PREMIER OUTFITTER HUNTING FISHING CAMPING RELOADING CLOTHING FOOTWEAR TAKE IT OUTSIDE	86/015,241	07/19/2013

SW	86/004,216	07/08/2013

DESIGN (outline of Mountain Range)	85/727,803	09/13/2012

RUSTIC RIDGE	85/721,995	09/06/2012

Schedule 10A

to the Perfection Certificate

DOMAIN NAME REGISTRATIONS:

Domain Name	Privacy Status	Registrar	Registration Date	OWNER
BOYDSSPORTSMANSWAREHOUSE.COM	Public	GoDaddy.com LLC	08/02/2010	Sportsman’s Warehouse

BOYDSSPORTSMANWAREHOUSE.COM	Public	GoDaddy.com LLC	07/18/2010	Sportsman’s Warehouse

***	Private	GoDaddy.com LLC	03/05/2012	Sportsman’s Warehouse

EMAILSW.COM	Public	GoDaddy.com LLC	10/11/2001	Sportsman’s Warehouse

EMAILSW.NET	Public	GoDaddy.com LLC	10/29/2007	Sportsman’s Warehouse

EMAILSW.US	Public	GoDaddy.com LLC	10/29/2007	Sportsman’s Warehouse

***	Private	GoDaddy.com LLC	12/26/2007	Sportsman’s Warehouse

***	Private	GoDaddy.com LLC	12/26/2007	Sportsman’s Warehouse

***	Private	GoDaddy.com LLC	12/27/2007	Sportsman’s Warehouse

***	Private	GoDaddy.com LLC	12/26/2007	Sportsman’s Warehouse

***	Private	GoDaddy.com LLC	12/26/2007	Sportsman’s Warehouse

***	Private	GoDaddy.com LLC	12/26/2007	Sportsman’s Warehouse

PACIFICFLYWAY.NET	Public	GoDaddy.com LLC	10/25/1999	Sportsman’s Warehouse

RUSTICRIDGECO.COM	Public	GoDaddy.com LLC	09/13/2012	Sportsman’s Warehouse

RUSTICRIDGEOUTFITTERS.COM	Public	GoDaddy.com LLC	09/13/2012	Sportsman’s Warehouse

*** Indicates that certain information contained herein has been omitted and confidentially submitted separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 10A

to the Perfection Certificate

Domain Name	Privacy Status	Registrar	Registration Date	OWNER
RUSTICRIDGESPORTS.COM	Public	GoDaddy.com LLC	09/13/2012	Sportsman’s Warehouse

RUSTICSPORTSMANS.COM	Public	GoDaddy.com LLC	09/13/2012	Sportsman’s Warehouse

RUSTIKRIDGE.COM	Public	GoDaddy.com LLC	09/05/2012	Sportsman’s Warehouse

SMWDEPOT.COM	Public	GoDaddy.com LLC	04/12/2012	Sportsman’s Warehouse

SMWH.NET	Public	GoDaddy.com LLC	05/02/2004	Sportsman’s Warehouse

SMWOUTPOST.COM	Public	GoDaddy.com LLC	04/12/2012	Sportsman’s Warehouse

SMWSHOP.COM	Public	GoDaddy.com LLC	11/03/2011	Sportsman’s Warehouse

SMWSTORE.COM	Public	GoDaddy.com LLC	11/03/2011	Sportsman’s Warehouse

SPORTMANSWAREHOUSE.COM	Public	GoDaddy.com LLC	10/22/2004	Sportsman’s Warehouse

SPORTSMANS-WAREHOUSE.COM	Public	GoDaddy.com LLC	06/28/2002	Sportsman’s Warehouse

SPORTSMANS-WAREHOUSE.INFO	Public	GoDaddy.com LLC	06/16/2009	Sportsman’s Warehouse

SPORTSMANS-WAREHOUSE.MOBI	Public	GoDaddy.com LLC	06/16/2009	Sportsman’s Warehouse

SPORTSMANS-WAREHOUSE.NET	Public	GoDaddy.com LLC	06/16/2009	Sportsman’s Warehouse

SPORTSMANS-WAREHOUSE.ORG	Public	GoDaddy.com LLC	06/16/2009	Sportsman’s Warehouse

SPORTSMANS-WAREHOUSE.US	Public	GoDaddy.com LLC	06/16/2009	Sportsman’s Warehouse

Schedule 10A

to the Perfection Certificate

Domain Name	Privacy Status	Registrar	Registration Date	OWNER
SPORTSMANS.MOBI	Public	GoDaddy.com LLC	03/06/2007	Sportsman’s Warehouse

SPORTSMANS.NAME	Public	GoDaddy.com LLC	10/12/2007	Sportsman’s Warehouse

SPORTSMANS.ORG	Public	GoDaddy.com LLC	10/25/2001	Sportsman’s Warehouse

SPORTSMANS.TV	Public	GoDaddy.com LLC	10/08/2007	Sportsman’s Warehouse

SPORTSMANS.WS	Public	GoDaddy.com LLC	10/12/2007	Sportsman’s Warehouse

SPORTSMANSAVIATION.COM	Public	GoDaddy.com LLC	11/08/2007	Sportsman’s Warehouse

SPORTSMANSFISHINGWAREHOUSE.COM	Public	GoDaddy.com LLC	11/10/2011	Sportsman’s Warehouse

SPORTSMANSHUNTINGWAREHOUSE.NET	Public	GoDaddy.com LLC	10/06/2010	Sportsman’s Warehouse

SPORTSMANSNATION. COM	Public	GoDaddy.com LLC	08/18/2008	Sportsman’s Warehouse

SPORTSMANSNATION.ORG	Public	GoDaddy.com LLC	08/18/2008	Sportsman’s Warehouse

SPORTSMANSNEWS.BIZ	Public	GoDaddy.com LLC	02/27/2008	Sportsman’s Warehouse

SPORTSMANSNEWS.COM	Public	GoDaddy.com LLC	03/21/2004	Sportsman’s Warehouse

SPORTSMANSNEWS.INFO	Public	GoDaddy.com LLC	02/27/2008	Sportsman’s Warehouse

SPORTSMANSNEWS.MOBI	Public	GoDaddy.com LLC	09/17/2008	Sportsman’s Warehouse

SPORTSMANSNEWS.NET	Public	GoDaddy.com LLC	12/17/2004	Sportsman’s Warehouse

Schedule 10A

to the Perfection Certificate

Domain Name	Privacy Status	Registrar	Registration Date	OWNER
SPORTSMANSNEWS.ORG	Public	GoDaddy.com LLC	06/27/2006	Sportsman’s Warehouse

SPORTSMANSNEWS.WS	Public	GoDaddy.com LLC	02/27/2008	Sportsman’s Warehouse

***	Private	GoDaddy.com LLC	02/27/2008	Sportsman’s Warehouse

***	Private	GoDaddy.com LLC	12/26/2007	Sportsman’s Warehouse

***	Private	GoDaddy.com LLC	12/26/2007	Sportsman’s Warehouse

***	Private	GoDaddy.com LLC	12/26/2007	Sportsman’s Warehouse

SPORTSMANSWAREHOUS.COM	Public	GoDaddy.com LLC	09/18/2007	Sportsman’s Warehouse

SPORTSMANSWAREHOUSE.BIZ	Public	GoDaddy.com LLC	10/12/2007	Sportsman’s Warehouse

SPORTSMANSWAREHOUSE.CC	Public	GoDaddy.com LLC	10/18/2007	Sportsman’s Warehouse

SPORTSMANSWAREHOUSE.CN	Public	GoDaddy.com LLC	10/18/2007	Sportsman’s Warehouse

SPORTSMANSWAREHOUSE.COM	Public	GoDaddy.com LLC	12/21/1999	Sportsman’s Warehouse

SPORTSMANSWAREHOUSE.COM.CN	Public	GoDaddy.com LLC	10/18/2007	Sportsman’s Warehouse

SPORTSMANSWAREHOUSE.INFO	Public	GoDaddy.com LLC	10/12/2007	Sportsman’s Warehouse

SPORTSMANSWAREHOUSE.MOBI	Public	GoDaddy.com LLC	03/06/2007	Sportsman’s Warehouse

SPORTSMANSWAREHOUSE.NAME	Public	GoDaddy.com LLC	10/12/2007	Sportsman’s Warehouse

*** Indicates that certain information contained herein has been omitted and confidentially submitted separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 10A

to the Perfection Certificate

Domain Name	Privacy Status	Registrar	Registration Date	OWNER
SPORTSMANSWAREHOUSE.NET	Public	GoDaddy.com LLC	10/25/1999	Sportsman’s Warehouse

SPORTSMANSWAREHOUSE.NET.CN	Public	GoDaddy.com LLC	10/18/2007	Sportsman’s Warehouse

SPORTSMANSWAREHOUSE.ORG	Public	GoDaddy.com LLC	02/04/2003	Sportsman’s Warehouse

SPORTSMANSWAREHOUSE.ORG.CN	Public	GoDaddy.com LLC	10/18/2007	Sportsman’s Warehouse

SPORTSMANSWAREHOUSE.TV	Public	GoDaddy.com LLC	10/12/2007	Sportsman’s Warehouse

SPORTSMANSWAREHOUSE.US	Public	GoDaddy.com LLC	02/04/2003	Sportsman’s Warehouse

SPORTSMANSWAREHOUSE.WS	Public	GoDaddy.com LLC	10/12/2007	Sportsman’s Warehouse

***	Private	GoDaddy.com LLC	12/26/2007	Sportsman’s Warehouse

***	Private	GoDaddy.com LLC	12/26/2007	Sportsman’s Warehouse

***	Private	GoDaddy.com LLC	12/26/2007	Sportsman’s Warehouse

SPORTSMANSWEARHOUSE. COM	Public	GoDaddy.com LLC	11/27/2005	Sportsman’s Warehouse

SPORTSMANSWH.COM	Public	GoDaddy.com LLC	07/31/2008	Sportsman’s Warehouse

SPORTSMANSWHAREHOUSE.COM	Public	GoDaddy.com LLC	10/30/2008	Sportsman’s Warehouse

***	Private	GoDaddy.com LLC	02/25/2008	Sportsman’s Warehouse

SPORTSMANSWHSE.COM	Public	GoDaddy.com LLC	07/31/2008	Sportsman’s Warehouse

*** Indicates that certain information contained herein has been omitted and confidentially submitted separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 10A

to the Perfection Certificate

Domain Name	Privacy Status	Registrar	Registration Date	OWNER
SPORTSMANWAREHOUSE.COM	Public	GoDaddy.com LLC	06/25/2002	Sportsman’s Warehouse

SWOUTPOST.COM	Public	GoDaddy.com LLC	04/12/2012	Sportsman’s Warehouse

THESPORTSMANSWAREHOUSE.INFO	Public	GoDaddy.com LLC	01/21/2011	Sportsman’s Warehouse

SPORTSMANSHUNTINGWAREHOUSE.COM	Public	GoDaddy.com LLC	10/06/2010	Sportsman’s Warehouse

SPORTMANSWEREHOUSE.COM	Public	GoDaddy.com LLC	12/02/2006	Sportsman’s Warehouse

SPORTSMAN-WAREHOUSE.COM	Public	GoDaddy.com LLC	09/29/2004	Sportsman’s Warehouse

YUKONGOLDOUTFITTERS.COM	Public	GoDaddy.com LLC	09/18/2012	Sportsman’s Warehouse

Schedule 10B

to the Perfection Certificate

U.S. REGISTERED COPYRIGHTS

None.

Schedule 10C

to the Perfection Certificate

INTELLECTUAL PROPERTY LICENSES

None.

Schedule 11A

to the Perfection Certificate

FOREIGN TRADEMARKS

None.

FOREIGN PATENTS

None.

Schedule 11B

to the Perfection Certificate

FOREIGN REGISTERED COPYRIGHTS

None.

Exhibit A

to the Perfection Certificate

Organizational Chart

Attached.

Exhibit C to the Guarantee and

Collateral Agreement

FORM OF SHORT FORM INTELLECTUAL PROPERTY AGREEMENT

See attached.

3

Exhibit C-1 to the Guarantee and

Collateral Agreement

TRADEMARK SECURITY AGREEMENT

TRADEMARK SECURITY AGREEMENT (“Agreement”), dated as of [            ,     ], 2010, by [                    ], a [                    ], and [                    ], a [                    ] (each herein referred to as a “Grantor” and, together, the “Grantors”), in favor of Credit Suisse AG, located at Eleven Madison Avenue, New York, NY 10010, as collateral agent (in such capacity, including any successor thereto, the “Collateral Agent”) for the Secured Parties (as defined in the Credit Agreement referred to below).

W I T N E S S E T H:

WHEREAS, each Grantor owns the Trademark (as defined in the Guarantee and Collateral Agreement referenced below) registrations and applications listed as owned by such Grantor on Schedule 1 annexed hereto; and

WHEREAS, pursuant to that certain Credit Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Borrower, Holdings, the Lenders (as each is defined in the Credit Agreement) and, in its capacity as administrative agent and collateral agent, the Collateral Agent, the Lenders have agreed to extend credit to the Borrower pursuant to, and upon the terms and conditions specified therein; and

WHEREAS, the obligations of the Lenders to extend credit to the Borrower are conditioned upon, among other things, the execution and delivery of that certain Guarantee and Collateral Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”) among Borrower, Holdings, the subsidiaries of the Borrower from time to time party thereto (including each Grantor) and, in its capacity as collateral agent, the Collateral Agent;

WHEREAS, pursuant to the terms of the Guarantee and Collateral Agreement, each Grantor has pledged to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and granted to the Collateral Agent, its successors and assigns, a security interest in all right, title or interest in the Trademark Collateral (as defined below), whether now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time may acquire any right, title or interest, as security for the payment or performance, as the case may be of the Obligations (as defined in the Credit Agreement).

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor, as security for the payment or performance, as the case may be of the Obligations, hereby pledges to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, a security interest in all right, title or interest in or to the following (all of the following items or types of property being herein collectively referred to as the “Trademark Collateral”), whether now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time may acquire any right, title or interest):

(a)	all of the Trademarks owned by such Grantor, including, without limitation:

(i)	each Trademark registration and application listed as owned by such Grantor on Schedule 1 annexed hereto;

(ii)	all goodwill associated therewith or symbolized by such Trademarks, and

Exhibit C-1 to the Guarantee and

Collateral Agreement

(iii)	all proceeds of and products of such Trademarks, including any claim by such Grantor against third parties for past, present, future infringement or dilution of such Trademarks or injury to the goodwill associated with such Trademarks.

Notwithstanding the foregoing, the security interest granted herein shall not extend to and the term “Trademark” shall not include any Trademark applications filed in the United States Patent and Trademark Office on the basis of a Grantor’s “intent-to-use” such Trademark (unless and until a statement of use in connection therewith has been filed with the United States Patent and Trademark Office). Each Grantor acknowledges that, following the filing with the United States Patent and Trademark Office of a statement of use with respect to any intent-to-use Trademark, such Grantor’s interest in any such intent-to-use Trademark application shall automatically be subject to the security interest in favor of the Collateral Agent granted hereunder.

The foregoing security interest is granted in conjunction with the security interests granted to the Collateral Agent pursuant to the Guarantee and Collateral Agreement. Each Grantor does hereby further acknowledge and affirm that the rights and remedies of Collateral Agent with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Guarantee and Collateral Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Agreement is deemed to conflict with the Guarantee and Collateral Agreement, the provisions of the Guarantee and Collateral Agreement shall control.

This Agreement shall be construed in accordance with and governed by the laws of the state of New York, without regard to conflict of laws principles. Each party hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or Federal court of the United States of America, sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court.

This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract.

[signature page follows]

Exhibit C-1 to the Guarantee and

Collateral Agreement

IN WITNESS WHEREOF, each Grantor has caused this Agreement to be duly executed by its officer thereunto duly authorized as of the date first set forth above.

[ ]

By:
Name:
Title:

[ ]

By:
Name:
Title:

Exhibit C-1 to the Guarantee and

Collateral Agreement

Acknowledged and Agreed:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Collateral Agent

By:
Name:
Title:

By:
Name:
Title:

Exhibit C-1 to the Guarantee and

Collateral Agreement

SCHEDULE 1

to

Trademark Security Agreement

TRADEMARK REGISTRATIONS AND APPLICATIONS

Exhibit C-2 to the Guarantee and

Collateral Agreement

PATENT SECURITY AGREEMENT

PATENT SECURITY AGREEMENT (“Agreement”), dated as of [            ,     ], 2010, by [                    ], a [                    ], and [                    ], a [                    ] (each herein referred to as a “Grantor” and, together, the “Grantors”), in favor of Credit Suisse AG, located at Eleven Madison Avenue, New York, NY 10010, as collateral agent (in such capacity, including any successor thereto, the “Collateral Agent”) for the Secured Parties (as defined in the Credit Agreement referred to below).

W I T N E S S E T H:

WHEREAS, each Grantor owns the Patents (as defined in the Guarantee and Collateral Agreement referenced below) and Patent applications listed as owned by such Grantor on Schedule 1 annexed hereto; and

WHEREAS, pursuant to that certain Credit Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Borrower, Holdings, the Lenders (as each is defined in the Credit Agreement) and, in its capacity as administrative agent and collateral agent, the Collateral Agent, Lenders have agreed to extend credit to the Borrower pursuant to, and upon the terms and conditions specified therein; and

WHEREAS, the obligations of the Lenders to extend credit to the Borrower are conditioned upon, among other things, the execution and delivery of that certain Guarantee and Collateral Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”) among Borrower, Holdings, the subsidiaries of the Borrower from time to time party thereto (including each Grantor) and, in its capacity as collateral agent, the Collateral Agent;

WHEREAS, pursuant to the terms of the Guarantee and Collateral Agreement, each Grantor has pledged to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and granted to the Collateral Agent, its successors and assigns, a security interest in all right, title or interest in the Patent Collateral (as defined below), whether now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time may acquire any right, title or interest, as security for the payment or performance, as the case may be of the Obligations (as defined in the Credit Agreement).

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor, as security for the payment or performance, as the case may be of the Obligations, hereby pledges to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, a security interest in all right, title or interest in or to the following (all of the following items or types of property being herein collectively referred to as the “Patent Collateral”), whether now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time may acquire any right, title or interest):

(a)	all of the Patents owned by such Grantor, including, without limitation:

(i)	each issued Patent and Patent application listed as owned by such Grantor on Schedule 1 annexed hereto;

Exhibit C-2 to the Guarantee and

Collateral Agreement

(ii)	all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein; and

(iii)	all proceeds of and products of such Patents, including any claim by such Grantor against third parties for past, present, future infringement of such Patents.

The foregoing security interest is granted in conjunction with the security interests granted to the Collateral Agent pursuant to the Guarantee and Collateral Agreement. Each Grantor does hereby further acknowledge and affirm that the rights and remedies of Collateral Agent with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Guarantee and Collateral Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Agreement is deemed to conflict with the Guarantee and Collateral Agreement, the provisions of the Guarantee and Collateral Agreement shall control.

This Agreement shall be construed in accordance with and governed by the laws of the state of New York, without regard to conflict of laws principles. Each party hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or Federal court of the United States of America, sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court.

This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract.

[signature page follows]

Exhibit C-2 to the Guarantee and

Collateral Agreement

IN WITNESS WHEREOF, each Grantor has caused this Agreement to be duly executed by its officer thereunto duly authorized as of the date first set forth above.

[ ]

By:
Name:
Title:

[ ]

By:
Name:
Title:

Exhibit C-2 to the Guarantee and

Collateral Agreement

Acknowledged and Agreed:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Collateral Agent

By:
Name:
Title:

By:
Name:
Title:

Exhibit C-2 to the Guarantee and

Collateral Agreement

SCHEDULE 1

to

Patent Security Agreement

ISSUED PATENTS AND PATENT APPLICATIONS

Exhibit C-3 to the Guarantee and

Collateral Agreement

COPYRIGHT SECURITY AGREEMENT

COPYRIGHT SECURITY AGREEMENT (“Agreement”), dated as of [            ,     ], 2010, by [                    ], a [                    ], and [                    ], a [                    ] (each herein referred to as a “Grantor” and, together, the “Grantors”), in favor of Credit Suisse AG, located at Eleven Madison Avenue, New York, NY 10010, as collateral agent (in such capacity, including any successor thereto, the “Collateral Agent”) for the Secured Parties (as defined in the Credit Agreement referred to below).

W I T N E S S E T H:

WHEREAS, each Grantor owns the Copyright (as defined in the Guarantee and Collateral Agreement referenced below) registrations and applications listed as owned by such Grantor on Schedule 1 annexed hereto; and

WHEREAS, pursuant to that certain Credit Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Borrower, Holdings, the Lenders (as each is defined in the Credit Agreement) and, in its capacity as administrative agent and collateral agent, the Collateral Agent, the Lenders have agreed to extend credit to the Borrower pursuant to, and upon the terms and conditions specified therein; and

WHEREAS, the obligations of the Lenders to extend credit to the Borrower are conditioned upon, among other things, the execution and delivery of that certain Guarantee and Collateral Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”) among Borrower, Holdings, the subsidiaries of the Borrower from time to time party thereto (including each Grantor) and, in its capacity as collateral agent, the Collateral Agent;

WHEREAS, pursuant to the terms of the Guarantee and Collateral Agreement, each Grantor has pledged to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and granted to the Collateral Agent, its successors and assigns, a security interest in all right, title or interest in the Copyright Collateral (as defined below), whether now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time may acquire any right, title or interest, as security for the payment or performance, as the case may be of the Obligations (as defined in the Credit Agreement).

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor, as security for the payment or performance, as the case may be of the Obligations, hereby pledges to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, a security interest in all right, title or interest in or to the following (all of the following items or types of property being herein collectively referred to as the “Copyright Collateral”), whether now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time may acquire any right, title or interest):

(a)	all of the Copyrights owned by such Grantor, including, without limitation:

(i)	each Copyright registration and application listed as owned by such Grantor on Schedule 1 annexed hereto; and

Exhibit C-3 to the Guarantee and

Collateral Agreement

(ii)	all proceeds of and products of such Copyrights, including any claim by such Grantor against third parties for past, present, future infringement of such Copyrights.

The foregoing security interest is granted in conjunction with the security interests granted to the Collateral Agent pursuant to the Guarantee and Collateral Agreement. Each Grantor does hereby further acknowledge and affirm that the rights and remedies of Collateral Agent with respect to the security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Guarantee and Collateral Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Agreement is deemed to conflict with the Guarantee and Collateral Agreement, the provisions of the Guarantee and Collateral Agreement shall control.

This Agreement shall be construed in accordance with and governed by the laws of the state of New York, without regard to conflict of laws principles. Each party hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or Federal court of the United States of America, sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court.

This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract.

[signature page follows]

Exhibit C-3 to the Guarantee and

Collateral Agreement

IN WITNESS WHEREOF, each Grantor has caused this Agreement to be duly executed by its officer thereunto duly authorized as of the date first set forth above.

[ ]

By:
Name:
Title:

[ ]

By:
Name:
Title:

Exhibit C-3 to the Guarantee and

Collateral Agreement

Acknowledged and Agreed:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Collateral Agent

By:
Name:
Title:

By:
Name:
Title:

Exhibit C-3 to the Guarantee and

Collateral Agreement

SCHEDULE 1

to

Copyright Security Agreement

COPYRIGHT REGISTRATIONS AND APPLICATIONS